1998-C2
Merrill Lynch

                        MORTGAGE LOAN PURCHASE AGREEMENT

     This Mortgage Loan Purchase Agreement, dated as of March 1, 1998 (the "Agreement"), is between Merrill Lynch Mortgage Investors, Inc., a Delaware corporation (the "Company"), and Merrill Lynch Mortgage Capital, Inc. (the "Mortgage Loan Seller"). The Mortgage Loan Seller agrees to sell, and the Company agrees to purchase, the mortgage loans (the "Mortgage Loans") described in, and set forth in, the Mortgage Loan Schedule attached as Exhibit A to this Agreement (the "Mortgage Loan Schedule"). The Company intends to deposit the Mortgage Loans and other assets into a trust (the "Trust") and cause the creation of a series of certificates to be known as Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, Series 1998-C2 (the "Certificates"), evidencing beneficial ownership interests in the Mortgage Loans and other assets (including, without limitation, other mortgage loans), under a Pooling and Servicing Agreement, to be dated as of March 1, 1998 (the "Pooling and Servicing Agreement"), among the Company, as depositor, First Union National Bank, as master servicer (the "Servicer"), CRIIMI MAE Services Limited Partnership, as special servicer (the "Special Servicer"), and Norwest Bank Minnesota, National Association, as trustee (the "Trustee"). Capitalized terms used but not otherwise defined herein shall have the respective meanings given to them in the Pooling and Servicing Agreement without giving effect to any amendment thereto unless the Mortgage Loan Seller has given its consent to such amendment in writing and signed by a duly authorized officer of the Mortgage Loan Seller.

     1. Purchase Price; Purchase and Sale. The purchase price (the "Purchase Price") for the Mortgage Loans shall consist of a cash amount equal to (i) 100% of the outstanding principal balance of the Mortgage Loans as of the Cut-Off Date plus (ii) interest accrued on the Mortgage Loans at the related Mortgage Rate up to but excluding the Closing Date. The Purchase Price amount shall be payable by the Company to the Mortgage Loan Seller on March 27, 1998 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date") in immediately available funds. The closing for the purchase and sale of the Mortgage Loans shall take place at the offices of Willkie Farr & Gallagher, 153 East 53rd Street, New York, New York 10022, at 10:00 a.m. (New York time), on the Closing Date.

     On the Closing Date, the Mortgage Loan Seller shall sell, transfer, assign, set over and convey to the Company, without recourse, and the Company shall purchase, all the right, title and interest of the Mortgage Loan Seller in and to the Mortgage Loans, including all interest and principal due on or with respect to the Mortgage Loans after the Cut-off Date, together with all of the Mortgage Loan Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance policies. All scheduled payments of interest and principal due before the Cut-Off Date but collected on or after the Cut-Off Date, and recoveries of interest and principal collected before the Cut-Off Date, shall belong to, and be promptly remitted to the Mortgage Loan Seller. The Company hereby directs the Mortgage Loan Seller, and the Mortgage Loan Seller hereby agrees, to deliver to each of the Trustee, the Master Servicer and the Special Servicer all documents, instruments and agreements required to be delivered by the Company to the Trustee, the Master Servicer and the Special Servicer under Section 2.01 of the Pooling and Servicing Agreement, and meeting all the requirements of such
Section 2.01 and such other documents, instruments and agreements as the Company or the Trustee, the Master Servicer and the Special Servicer shall reasonably request. The Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans.

     2. Representations and Warranties. (a) The Mortgage Loan Seller hereby represents and warrants to the Company as of the date hereof and as of Closing Date that:

     (i) The Mortgage Loan Seller is a Delaware corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with the necessary corporate power and authority to own its assets and conduct its business as now being conducted, is duly qualified as a foreign corporation in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the value of the Mortgage Loans and the ability of the Mortgage Loan Seller to perform its obligations hereunder, and the Mortgage Loan Seller has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the necessary corporate power and authority to execute, deliver and perform this Agreement and all the transactions contemplated hereby, including, but not limited to, the power and authority to sell, assign, transfer, set over and convey the Mortgage Loans in accordance with this Agreement;

     (ii) This Agreement has been duly authorized, executed and delivered by the Mortgage Loan Seller and assuming the due authorization, execution and delivery by the Company, will constitute a legal, valid and binding obligation of the Mortgage Loan Seller, enforceable against the Mortgage Loan Seller in accordance with the terms of this Agreement, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), or by public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from liabilities under applicable securities laws;

     (iii) The execution and delivery of this Agreement by the Mortgage Loan Seller and the performance of its obligations hereunder (1) will not conflict with any provision of any law or regulation to which the Mortgage Loan Seller is subject, or conflict with, result in a breach of or constitute a default under any of the terms, conditions or provisions of any of the Mortgage Loan Seller's organizational documents or any agreement or instrument to which the Mortgage Loan Seller is a party or by which it is bound, or any order or decree applicable to the Mortgage Loan Seller, or result in the creation or imposition of any lien on any of the Mortgage Loan Seller's assets or property, in each case which would materially and adversely affect the ability of the Mortgage Loan Seller to carry out the transactions contemplated by this Agreement; and (2) does not require the consent of any third party or such consent has been obtained.

     (iv) There is no action, suit, proceeding or investigation pending or, to the knowledge of the Mortgage Loan Seller, threatened against the Mortgage Loan Seller in any court or by or before any other governmental agency or instrumentality which, in the Mortgage Loan Seller's good faith and reasonable judgment, would materially and adversely affect the validity of the Mortgage Loans or the ability of the Mortgage Loan Seller to enter into, or which would be likely to impair materially and adversely the ability of the Mortgage Loan Seller to carry out the transactions contemplated by, this Agreement;

     (v) The Mortgage Loan Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that, in the Mortgage Loan Seller's good faith and reasonable judgment, would materially and adversely affect the condition (financial or other) or operations of the Mortgage Loan Seller or its properties or might have consequences that would materially and adversely affect its performance hereunder;

     (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Mortgage Loan Seller of or compliance by the Mortgage Loan Seller with this Agreement or the consummation of the transactions contemplated by this Agreement, other than those which have been obtained by the Mortgage Loan Seller;

     (vii) The transfer, assignment and conveyance of the Mortgage Loans by the Mortgage Loan Seller to the Company is not subject to bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction; and

     (viii) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Mortgage Loan Seller will report the transfer of the Mortgage Loans to the Company as a sale of the Mortgage Loans to the Company. The consideration received by the Mortgage Loan Seller upon the sale of the Mortgage Loans to the Company will constitute reasonably equivalent value and fair consideration for the Mortgage Loans. The Mortgage Loan Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Company. The Mortgage Loan Seller is not selling the Mortgage Loans to the Company with any intent to hinder, delay or defraud any of the creditors of the Mortgage Loan Seller.

     (b) The Mortgage Loan Seller hereby makes the representations and warranties contained in Schedule I, Schedule II and Schedule III with respect to each Mortgage Loan as of the date specified therein or, if no such date is specified, as of the Closing Date.

     3. Notice of Breach; Cure and Repurchase.

     (a) Pursuant to the Pooling and Servicing Agreement, the Mortgage Loan Seller and the Company shall be given notice of any Breach or Document Defect that materially and adversely affects the value of such Mortgage Loan or the interests of the holders of the Certificates therein.

     (b) Upon notice pursuant to Section 3(a) herein, the Mortgage Loan Seller shall, not later than 90 days from the Mortgage Loan Seller's receipt of notice of such Breach or

Document Defect (or, in the case of a Document Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Internal Revenue Code of 1986, as amended (a "Qualified Mortgage"), not later than 90 days of any party to this Agreement or to the Pooling and Servicing Agreement discovering such Document Defect or Breach), if such Breach or Document Defect shall materially and adversely affect the value of such Mortgage Loan or the interests of the holders of the Certificates therein, cure such Document Defect or Breach, as the case may be, in all material respects or, if such Document Defect or Breach (other than omissions solely due to a document not having been returned by the related recording office) cannot be cured within the periods hereinafter set forth, repurchase the affected Mortgage Loan at the applicable Repurchase Price (as defined below); provided, however, that if such Document Defect or Breach is capable of being cured but not within such 90-day period, such Document Defect or Breach does not relate to any Mortgage Loan not being treated as a Qualified Mortgage, and the Mortgage Loan Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, the Mortgage Loan Seller shall (A) with respect to any Breach, have an additional 90-day period to complete such cure (or failing such cure, to complete such repurchase) and (B) with respect to any Document Defect, have additional 90-day periods up to but not exceeding the second anniversary of the Closing Date to complete such cure (or failing such cure, to complete such repurchase); provided, further, that with respect to each additional 90-day period, the Mortgage Loan Seller shall have delivered an Officer's Certificate to the Trustee setting forth the reason such Document Defect or Breach is not capable of being cured within the initial 90-day period or additional 90-day period, as applicable, and what actions the Mortgage Loan Seller is pursuing in connection with the cure thereof and stating that the Mortgage Loan Seller anticipates that such Document Defect or Breach will be cured within such additional 90-day period. If the affected Mortgage Loan is to be repurchased, Mortgage Loan Seller shall remit the Repurchase Price in immediately available funds to the Trustee. The delivery of a binding commitment to issue a policy of lender's title insurance in lieu of the delivery of the actual policy of lender's title insurance shall not be considered a Document Defect with respect to any Mortgage File if such actual policy of insurance is delivered to the Trustee or a Custodian on its behalf not later than the 90th day following the Closing Date.

     The "Repurchase Price" with respect to any Mortgage Loan or REO Loan to be repurchased pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to the term "Purchase Price" in the Pooling and Servicing Agreement without giving effect to any amendment thereto unless the Mortgage Loan Seller has given its consent to such amendment in writing and signed by a duly authorized officer of the Mortgage Loan Seller.

     (c) Upon any repurchase of a Mortgage Loan contemplated by Section 3(b) above, the Trustee, the Servicer and the Special Servicer shall each tender to the Mortgage Loan Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it, and each document that constitutes a part of the Mortgage File that was endorsed or assigned to the Trustee shall be endorsed or assigned, as the case may be, to the Mortgage Loan Seller.

     (d) This Section 3 of this Agreement provides the sole and exclusive remedy available to the Company, the Trustee, the Certificateholders, or the Trustee on behalf of the Certificateholders or any other party, respecting any Document Defect or any Breach.

     (e) Subject to the terms of this Agreement, the Mortgage Loan Seller hereby acknowledges the assignment by the Company to the Trustee, as trustee under the Pooling and Servicing Agreement, for the benefit of the Certificateholders, of the representations and warranties contained herein and of the obligation of the Mortgage Loan Seller to repurchase a Mortgage Loan pursuant to this Section. The Trustee or its designee may enforce such obligations as provided in Section 8 hereof.

     4. Representations, Warranties and Agreements of Company.

     (a) The Company hereby represents and warrants to the Mortgage Loan Seller, as of the date hereof (or such other date as is specified in the related representation or warranty), as follows:

     (i) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to own its assets and conduct its business, is duly qualified as a foreign corporation in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the ability of the Company to perform its obligations hereunder, and the Company has taken all necessary action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all the transactions contemplated hereby;

     (ii) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the

     Company, enforceable against the Company in accordance with its terms, except as such enforcement may be limited by bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

     (iii) The execution and delivery of this Agreement by the Company and the performance of its obligations hereunder will not conflict with any provision of any law or regulation to which the Company is subject, or conflict with, result in a breach of or constitute a default under any of the terms, conditions or provisions of any of the Company's organizational documents or any agreement or instrument to which the Company is a party or by which it is bound, or any law, rule, regulation, judgment, writ, injunction, order or decree applicable to the Company, or result in the creation or imposition of any lien on any of the Company's assets or property, in each case which would materially and adversely affect the ability of the Company to carry out the transactions contemplated by this Agreement;

     (iv) There is no action, suit, proceeding or investigation pending or to the knowledge of the Company, threatened against the Company in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Company contemplated herein, or which would be likely to impair materially the ability of the Company to perform under the terms of this Agreement;

     (v) The Company is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Company or its properties or might have consequences that would materially and adversely affect its performance hereunder;

     (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Company of or compliance by the Company with this Agreement or the consummation of the transactions contemplated by this Agreement other than those that have been obtained by the Company; and

     (vii) Under GAAP and for federal income tax purposes, the Company will report the transfer of the Mortgage Loans by the Mortgage Loan Seller to the Company as a sale of the Mortgage Loans to the Company.

     5. Company's Conditions to Closing.

     The obligations of the Company under this Agreement shall be subject to the satisfaction, on the Closing Date, or such other date specified herein, of the following conditions:

     (a) The obligations of the Mortgage Loan Seller required to be performed by it at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Mortgage Loan Seller under this Agreement shall be true and correct in all material respects, and no event shall have occurred which, with notice or the passage of time, or both, would constitute a material default under this Agreement.

     (b) The Company or its designee shall have received all of the following closing documents, in such forms as are agreed upon and acceptable to the Company and in form and substance satisfactory to the Company, the Underwriters and their respective counsel, duly executed by all signatories other than the Company as required pursuant to the respective terms thereof:

     (i) with respect to each Mortgage Loan, the related Mortgage File, which Mortgage Files shall be delivered to and held by the Trustee on behalf of the Company;

     (ii) the final Mortgage Loan Schedule;

     (iii) an officer's certificate from the Mortgage Loan Seller dated as of the Closing Date, in the form attached hereto as Exhibit B;

     (iv) an opinion of Mortgage Loan Seller's counsel, subject to customary exceptions and carve-outs, in form and substance reasonably acceptable to the Company and its counsel and the Rating Agencies, which states in substance the opinions set forth on Exhibit C hereto, and

     (v) such other documents, certificates and opinions as the Company may reasonably request to effectuate the transactions contemplated by this Agreement.

     (c) The Mortgage Loan Seller hereby agrees to furnish such other information, documents, certificates, letters or opinions with respect to the Mortgage Loans or itself as may be reasonably requested by the Company in order for the Company to perform any of its obligations or satisfy any of the conditions on its part to be performed or satisfied pursuant to the Underwriting Agreement, the Pooling and Servicing Agreement or this Agreement.

     6. Indemnification and Contribution.

     (a) The Mortgage Loan Seller shall indemnify and hold harmless the Company, the Underwriters, their respective officers and directors, and each person, if any, who controls the Company or the Underwriters within the meaning of either
Section 15 of the Securities Act of 1933, as amended (the "1933 Act") or Section 20 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact relating to the Mortgage Loans, the related Mortgagors, the related Mortgaged Properties or the Mortgage Loan Seller contained in (A) the Prospectus Supplement and the Memorandum (insofar as the following are incorporated as part of the Memorandum) under the headings "Summary of the Prospectus Supplement-The Mortgage Pool" or "Summary of the Prospectus Supplement-Mortgage Loan Sellers", "Risk Factors-The Mortgage Loans" and "Description of the Mortgage Pool" and on Annex A to the Prospectus Supplement, the Diskette or, insofar as they are required to be filed as part of the Registration Statement pursuant to the No-Action Letters, any Computational Materials or ABS Term Sheets with respect to the Registered Certificates, or in any revision or amendment of or supplement to any of the foregoing or (B) any items similar to Computational Materials and ABS Term Sheets forwarded to prospective investors in the Non-Registered Certificates, or (ii) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; but, in the case of (i) and (ii), only if and to the extent that any such untrue statement or alleged untrue statement or omission or alleged omission (I) arises out of or is based upon an untrue statement or omission with respect to the Mortgage Loans, the related Mortgagors or the related Mortgaged Properties contained in the Master Tape (it being herein acknowledged that the Master Tape was used to prepare the Prospectus Supplement including without limitation Annex A thereto, the Memorandum, the Diskette, the Computational Materials and ABS Term Sheets with respect to the Registered Certificates and any items similar to Computational Materials and ABS Term Sheets forwarded to prospective investors in the Non-Registered Certificates), (II) is contained in the information regarding the Mortgage Loans, the related Mortgagor, the related Mortgaged Property or the Mortgage Loan Seller set forth in the Prospectus Supplement and the Memorandum (insofar as the following are incorporated as part of the Memorandum) under the headings "Summary of the Prospectus Supplement-The Mortgage Pool" or "Summary of the Prospectus Supplement-Mortgage Loan Sellers", "Risk Factors-The Mortgage Loans" and "Description of the Mortgage Pool" or on Annex A to the Prospectus Supplement; provided that the foregoing were provided to the Mortgage Loan Seller for its review, or (III) arises out of or is based upon a breach of the representations and warranties of the Mortgage Loan Seller set forth in or made pursuant to Section 2 (such representations and warranties, together with the information described in the preceding clauses I and II, the "Mortgage Loan Seller Information"); provided that the indemnification provided by this Section 6 shall not apply to the extent that such untrue statement or omission was made as a result of an error in (x) the manipulation of, or (y) any calculations based upon, or (z) any aggregation (other than an aggregation made in the Master Tape by the Mortgage Loan Seller) of, the information regarding the Mortgage Loans, the related Mortgagor, the related Mortgaged Property or the Mortgage Loan Seller set forth in the Master Tape and Annex A to the Prospectus Supplement, including without limitation the aggregation of such information with comparable information relating to the mortgage loans conveyed to the Trust by Daiwa Finance Corp. And Daiwa Real Estate Finance Corp. (the "Other Mortgage Loans"). This indemnity agreement will be in addition to any liability which the Mortgage Loan Seller may otherwise have.

     For purposes of this Agreement, "Registration Statement" shall mean the registration statement No. 333-38073 filed by the Company on Form S-3, including without limitation exhibits thereto and information incorporated therein by reference; "Prospectus" shall mean the prospectus dated February 25, 1998, as supplemented by the prospectus supplement dated March 24, 1998 (the "Prospectus Supplement"), relating to the Registered Certificates, including all annexes thereto; "Memorandum" shall mean the private placement memorandum dated March 27, 1998, relating to the Non-Registered Certificates; "Registered Certificates" shall mean the Class A-1, Class A-2, Class B, Class C, Class D, Class E and Class IO Certificates; "Non-Registered Certificates" shall mean the Certificates other than the Registered Certificates; "Computational Materials" shall have the meaning assigned thereto in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder,

Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (together, the "Kidder Letters"); "ABS Term Sheets" shall have the meaning assigned thereto in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (the "PSA Letter" and, together with the Kidder letters, the "No-Action Letters"); "Diskette" shall mean the diskette attached to each of the Prospectus and the Memorandum; and "Master Tape" shall mean the compilation of information and data regarding the Other Mortgage Loans and the Mortgage Loans covered by the Independent Accountants' Report on Applying Agreed-Upon Procedures dated March 24, 1998 and rendered by Deloitte & Touche LLP (a "hard copy" of which Master Tape was initialed on behalf of the Mortgage Loan Seller and the Company).

     (b) Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 6, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party under this Section 6, except to the extent that it has been prejudiced in any material respect, or from any liability which it may have, otherwise than under this Section 6. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party for legal or other expenses incurred by the indemnified party in connection with the defense thereof unless
(i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with one local counsel, if applicable), approved by the Company representing the indemnified parties under subsection (a) of this
Section 6 who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

     (c) If the indemnification provided for in this Section 6 shall for any reason be unavailable in accordance with its terms to an indemnified party under this Section 6, then the Mortgage Loan Seller and the Company shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above, in such proportion as is appropriate to reflect the relative fault of the Mortgage Loan Seller on the one hand and the Company on the other in connection with the statement or omission that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Mortgage Loan Seller or the Company and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Mortgage Loan Seller and the Company agree that it would not be just and equitable if contribution pursuant to this subsection (d) were to be determined by per capita allocation or by any other method of allocation that does not take account of the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject of this subsection (d) subject to the limitations therein provided under subsection (c). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not also guilty of such fraudulent misrepresentation.

     7. Notices. All communications hereunder shall be in writing and effective only upon receipt and, if sent to the Company, will be mailed, hand delivered, couriered or sent by facsimile transmission to it at World Financial Center, New York, New York 10281, attention: Bruce L. Ackerman fax number: (212)

449-7684, or, if sent to the Mortgage Loan Seller, will be mailed, hand delivered, couriered or sent by facsimile transmission to it at 100 Church Street, 18th Floor, New York, New York 10080-6518, attention: Robert J. Fitzpatrick fax number: (212) 602-7552.

     8. Trust as Beneficiary. The representations, warranties and agreements made by the Mortgage Loan Seller in this Agreement are made for the benefit of, and, to the extent they are assigned by the Company to the Trustee under the Pooling and Servicing Agreement, may be enforced by or on behalf of, the Trustee, the Servicer or the Special Servicer, as provided in the Pooling and Servicing Agreement, to the same extent that the Company has rights against the Mortgage Loan Seller under this Agreement in respect of representations, warranties and agreements made by the Mortgage Loan Seller herein.

     9. Miscellaneous. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. This Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original and all of which shall together constitute but one and the same instrument. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and no other person will have any right or obligation hereunder, other than as provided herein.

     10. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, or in certificates of officers of the Mortgage Loan Seller and the Company submitted pursuant hereto, shall remain operative and in full force and effect and shall survive the transfer and sale of the Mortgage Loans to the Company and by the Company to the Trustee notwithstanding any language to the contrary contained in any endorsement of any Mortgage Loan; provided that the representations, warranties and agreements shall terminate upon the termination of the Pooling and Servicing Agreement.

     11. Severability. If any provision of this Agreement shall be prohibited or invalid under applicable law, this Agreement shall be ineffective only to such extent, without invalidating the remainder of this Agreement.

     12. Further Assurances. The Mortgage Loan Seller and the Company agree to execute and deliver such instruments and take such actions as the other party may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

     13. Amendments. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a writing signed by a duly authorized officer of the party against whom enforcement of such change, waiver, discharge or termination is sought to be enforced. This Agreement may not be changed or waived in any manner which would have a material adverse effect on Certificateholders without the prior written consent of the Trustee.

                            [Signature page follows]

     IN WITNESS WHEREOF, the Company and the Mortgage Loan Seller have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.


                                      MERRILL LYNCH MORTGAGE CAPITAL, INC.


                                      By: /s/ ROBERT FITZPATRICK
                                          --------------------------------------
                                          Name:  Robert Fitzpatrick
                                          Title: Authorized Signatory


                                      MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                      By: /s/ BRUCE ACKERMAN
                                          --------------------------------------
                                          Name:  Bruce Ackerman
                                          Title: Authorized Signatory

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE


                                                              ML Only

CONTROL
NUMBER   PROPERTY NAME                                ADDRESS                                              CITY               STATE
------------------------------------------------------------------------------------------------------------------------------------
 100     10000 Old Katy Road Office/Service Center    10000 Old Katy Road                                  Houston             TX
 101     1031 South Santa Fe Avenue                   1031 South Santa Fe Avenue                           Vista               CA
 102     200 South La Brea Retail Center              200 South La Brea Avenue                             Los Angeles         CA
 103     3000/3100 Carlisle Buildings                 3000/3100 Carlisle                                   Dallas              TX
 104     380/400 Woodview Avenue                      380/400 Woodview Avenue                              Morgan Hill         CA
 105     518 Raymond Avenue                           518 Raymond Avenue                                   Santa Monica        CA
 106     524 Raymond Avenue                           524 Raymond Avenue                                   Santa Monica        CA
 107     650 Selig Drive Facility                     650 Selig Drive                                      Atlanta             GA
 108     8000 Centre Park                             8000 Centre Park Drive                               Austin              TX
 109     AAAAA Rent-A-Space  -  Hayward               24700 Mission Blvd                                   Hayward             CA
 110     Antioch Ramada Inn                           2436 Mahogany Way                                    Antioch             CA
 111     Applewood Grove Shopping Center              1975 Youngfield Street                               Golden              CO
 112     Arbor Oaks Apartments                        3434 & 3500 West Little York                         Houston             TX
 113     Atrium at Chesterfield                       16305 Swingley Ridge Drive                           St. Louis           MO
 114     Avondale Apartments                          1st Avenue and Route 41                              Avondale            PA
 115     Bay Pointe South Apartments                  4613 Bayshore Drive                                  Naples              FL
 116     Belcourt Apartments                          3117 North 7th Avenue                                Phoenix             AZ
 117     Best Western-LaPorte                         705 Hwy I-45 South                                   La Porte            TX
 118     Best Western - Pearl                         257 S Pearson Road                                   Pearl               MS
 119     Best Western Anahiem Hills                   5710 East La Palma Avenue                            Anaheim             CA
 120     Brea Plaza                                   1555-1643 Imperial Hwy/409-477 Associated Road       Brea                CA
 121     Briarbend Apartments                         349 Briarbend                                        New Braunfels       TX
 122     Briergreen Apartments                        3 Saw Grass Road                                     Charleston          SC
 123     Broadmoor Mobile Home Park                   55 West Washington Street                            Yakima              WA
 124     Butler Pike Office Building                  4070 Butler Pike                                     Plymouth            PA
 125     Cambridge Park Apts                          2259 Bonaparte Blvd.                                 Montgomery          AL
 126     Canyon Crest Shopping Center                 Canyon Crest & Central Ave                           Riverside           CA
 127     Carlsbad Inn                                 3075 Carlsbad Boulevard                              Carlsbad            CA
 128     Carlsbad Ramada Inn                          751 Macadamia Drive                                  Carlsbad            CA
 129     Cedar Apartments                             424-534 37th Street SE                               Auburn              WA
 130     Cedars Apartments                            403 Longmire                                         Conroe              TX
 131     Cedarvale Highlands                          3908/3916/3924 Beau d'Rue Dr.                        Eagan               MN
 133     Chambers Cove Apartments                     201- 272 Chambers Cove Drive                         Macon               GA
 134     Chandler Village Phase I & II                NE Corner Chandler Blvd @ 54th St.                   Chandler            AZ
 135     Charles-Orms Building                        10 Orms Street                                       Providence          RI
 136     Chateau De Vie Apartments                    1521  Reagan Hill                                    Austin              TX
 137     Chelsea Mini Storage                         224 12th Street                                      New York            NY
 138     Cimarron Pointe Apartments                   8301 North Council Road                              Oklahoma City       OK
 139     Clarkstown Executive Park                    704 & 706 Executive Blvd./612 & 614 Corporate Way    Valley Cottage      NY
 140     Comfort Inn - Dallas                         8901 East R L Thornton Freeway                       Dallas              TX
 141     Comfort Inn - Greenwood                      1215 E.Highway 72 Bypass                             Greenwood           SC
 142     Comfort Inn - Indiana                        3801 N. Frontage Road                                Michigan City       IN
 143     Comfort Inn - Vicksburg                      3959 East Clay Street                                Vicksburg           MS
 144     Comfort Inn Jackson                          2800 Greenway Drive                                  Jackson             MS
 145     Comfort Inn Ruston                           1801 N Service Road                                  Ruston              LA
 146     Comfort Suites - Stafford                    4820 Techniplex Drive                                Stafford            TX

                                                                  REMAINING
CONTROL                 CUT-OFF DATE        MONTHLY      GROSS   -----------    MATURITY/ARD  GROUND       BALLOON/ARD/
 NUMBER   ZIP CODE        BALANCE           PAYMENT      RATE    TERM  AMORT       DATE        LEASE      FULLY AMORTIZING
--------------------------------------------------------------------------------------------------------------------------
  100      77055       2,730,161.67        21,682.38    8.250    113    293      08/01/2007     No            Balloon
  101      92083         976,665.13         7,639.22    8.000    117    297      12/01/2007     No            Balloon
  102      90036       5,238,721.73        37,466.63    7.710    117    357      12/01/2007     No            Balloon
  103      75204       1,989,223.34        15,343.70    7.930    115    295      10/01/2007     No            Balloon
  104      95037       2,096,001.55        14,488.64    7.260    82     358      01/01/2005     No            HyperAm
  105      90405       1,023,900.59         7,677.98    7.490    175    295      10/01/2012     No            Balloon
  106      90405       1,033,841.40         7,752.52    7.490    175    295      10/01/2012     No            Balloon
  107      30041       6,585,217.39        49,332.88    7.630    178    298      01/01/2013     No            Balloon
  108      78754       3,202,341.25        24,169.07    7.850    116    320      11/01/2007     No            Balloon
  109      94544       3,393,201.20        26,989.31    8.330    298    298      01/01/2023     No        Fully Amortizing
  110      94507       2,532,591.98        23,049.45    9.010    113    233      08/01/2007     No            HyperAm
  111      80401       2,252,034.76        17,237.43    7.750    117    297      12/01/2007     No            Balloon
  112      77091       2,992,591.28        21,158.49    7.480    177    357      12/01/2012     No            Balloon
  113      63017      13,485,479.70        93,476.85    7.280    117    357      12/01/2007     No            HyperAm
  114      19311       1,074,276.87         8,519.52    8.780    111    351      06/01/2007     No            Balloon
  115      34112       4,776,012.97        34,520.56    7.790    113    353      08/01/2007     No            Balloon
  116      85013       3,161,678.32        25,896.78    8.560     48    288      03/01/2002     No            Balloon
  117      77571       1,341,074.68        11,985.58    8.690    236    236      11/01/2017     No        Fully Amortizing
  118      39208       1,691,212.92        14,656.32    8.290    237    237      12/01/2017     Yes       Fully Amortizing
  119      92807       2,155,295.52        18,564.48    8.250    239    239      02/01/2018     Yes       Fully Amortizing
  120      92621      13,193,866.61        99,521.55    8.010     79    325      10/01/2004     No            Balloon
  121      78130       1,296,969.38         8,912.42    7.300    117    357      12/01/2007     No            Balloon
  122      29412       3,139,459.73        22,039.00    7.400    116    356      11/01/2007     No            Balloon
  123      98903       2,844,506.86        19,486.24    7.170    118    358      01/01/2008     No            Balloon
  124      19444       2,096,076.13        14,692.33    7.400    118    358      01/01/2008     No            HyperAm
  125      36116       3,497,970.15        27,635.90    7.560    260    260      11/01/2019     No        Fully Amortizing
  126      92507      18,964,066.65       131,744.78    7.310    118    358      01/01/2008     No            HyperAm
  127      92008       3,975,001.18        35,348.43    8.750    116    236      11/01/2007     No            HyperAm
  128      92009       3,976,960.84        36,194.84    9.010    113    233      08/01/2007     No            HyperAm
  129      98002       1,376,411.09         9,436.50    7.170    117    357      12/01/2007     No            Balloon
  130      77304       2,245,651.49        15,352.90    7.150    118    358      01/01/2008     No            Balloon
  131      55122       2,927,347.12        21,062.52    7.750    114    354      09/01/2007     No            Balloon
  133      31206       2,145,273.70        16,589.35    7.830    114    294      09/01/2007     No            Balloon
  134      85226       2,338,090.46        18,622.90    8.310    115    295      10/01/2007     No            Balloon
  135      02904       3,934,687.24        29,730.59    8.270    114    354      09/01/2007     No            Balloon
  136      78752       1,782,058.45        13,496.89    7.730     80    296      11/01/2004     No            Balloon
  137      10001      16,047,887.96       150,053.42    7.380    177    177      12/01/2012     No        Fully Amortizing
  138      73132       5,378,367.21        37,170.05    7.350    116    356      11/01/2007     No            Balloon
  139      10989      11,238,226.77        86,020.93    7.840    115    295      10/01/2007     No            Balloon
  140      75228       1,391,531.21        12,605.17    9.010    236    236      11/01/2017     No        Fully Amortizing
  141      29649       1,692,325.97        15,317.21    9.020    237    237      12/01/2017     No        Fully Amortizing
  142      46360       1,490,196.96        13,426.34    8.800    236    236      11/01/2017     No        Fully Amortizing
  143      39180       2,188,628.49        18,967.00    8.290    237    237      12/01/2017     No        Fully Amortizing
  144      39204       2,576,612.61        22,329.34    8.290    237    237      12/01/2017     No        Fully Amortizing
  145      71270       2,089,145.37        18,104.87    8.290    237    237      12/01/2017     No        Fully Amortizing
  146      77477       1,990,058.03        17,041.31    8.250    117    237      12/01/2007     No            HyperAm


CONTROL     SERVICING    MORTGAGE                                          INTEREST           CROSS
 NUMBER      FEES (1)   LOAN SELLER     SUBSERVICER        DEFEASANCE       ACCRUAL         DEFAULTED
-----------------------------------------------------------------------------------------------------
  100         0.095        MLMC         First Union                         30/360
  101         0.125        MLMC         MLCC                              Actual/360
  102         0.095        MLMC         L.J. Melody                         30/360
  103         0.095        MLMC         First Union                         30/360
  104         0.095        MLMC         L.J. Melody                       Actual/360
  105         0.095        MLMC         First Union                       Actual/360
  106         0.095        MLMC         First Union                       Actual/360
  107         0.095        MLMC         L.J. Melody                         30/360
  108         0.095        MLMC         First Union                       Actual/360
  109         0.125        MLMC         MLCC                                30/360
  110         0.095        MLMC         First Union                         30/360
  111         0.095        MLMC         First Union                       Actual/360
  112         0.095        MLMC         First Union                       Actual/360
  113         0.095        MLMC         First Union                       Actual/360
  114         0.095        MLMC         First Union                         30/360
  115         0.095        MLMC         First Union                         30/360
  116         0.095        MLMC         First Union                         30/360
  117         0.095        MLMC         First Union                       Actual/360
  118         0.095        MLMC         First Union                       Actual/360
  119         0.125        MLMC         MLCC                              Actual/360
  120         0.095        MLMC         First Union                         30/360
  121         0.095        MLMC         L.J Melody                          30/360
  122         0.095        MLMC         First Union                       Actual/360
  123         0.095        MLMC         L.J. Melody                       Actual/360
  124         0.095        MLMC         First Union                       Actual/360
  125         0.095        MLMC         First Union           Yes         Actual/360
  126         0.095        MLMC         L.J. Melody                       Actual/360
  127         0.090        MLMC         GCAM                                30/360
  128         0.095        MLMC         First Union                         30/360
  129         0.125        MLMC         MLCC                              Actual/360
  130         0.095        MLMC         L.J. Melody                       Actual/360
  131         0.235        MLMC         Arbor                               30/360
  133         0.095        MLMC         First Union                       Actual/360
  134         0.095        MLMC         Robert C. Wilson                    30/360
  135         0.095        MLMC         First Union                         30/360
  136         0.095        MLMC         First Union                         30/360
  137         0.095        MLMC         First Union                       Actual/360
  138         0.095        MLMC         First Union                       Actual/360
  139         0.095        MLMC         First Union                         30/360
  140         0.095        MLMC         First Union                         30/360
  141         0.095        MLMC         First Union                         30/360
  142         0.095        MLMC         First Union                       Actual/360
  143         0.095        MLMC         First Union                       Actual/360
  144         0.095        MLMC         First Union                       Actual/360
  145         0.095        MLMC         First Union                       Actual/360
  146         0.125        MLMC         MLCC                                30/360

                                                              ML Only

CONTROL
 NUMBER    PROPERTY NAME                         ADDRESS                                   CITY                  STATE      ZIP CODE
------------------------------------------------------------------------------------------------------------------------------------
  147      Commons at Briargate                  2845 Freewood Point                       Colorado Springs        CO        80920
  148      Commons of Laporte                    2400 Andrew                               Laporte                 IN        46350
  149      Copper Hill Apartments                3440 El Dorado Hills Blvd                 El Dorado Hills         CA        95762
  150      Costa Neuporte Senior Apartments      2283 Fairview Road                        Costa Mesa              CA        92627
  151      Courts at West University             3810 Law                                  Houston                 TX        77005
  152      Courtside/Harrigan's Plaza            5900, 5920 & 5930 West I-20               Arlington               TX        76017
  153      Creekwood Apartments                  710 North 46th Street                     Killeen                 TX        76543
  154      Crystal Cove Apartments               15615  Blue Ash Drive                     Houston                 TX        77090
  155      Days Inn                              914 Riverview Road                        Rock Hill               SC        29730
  156      Days Inn-Fresno                       4061 N. Blackstone Avenue                 Fresno                  CA        93726
  157      Days Inn - Alice                      555 N. Johnson                            Alice                   TX        78332
  158      Days Inn - Southeast                  1850 Embassy Square Blvd.                 Forest Hills            KY        40299
  159      Days Inn-Lawrenceville                731 West Pike Street                      Lawrenceville           GA        30245
  160      DFW Corporate Park                    2100 Highway 360                          Grand Prairie           TX        75050
  161      Dickson Kroger Shopping Center        Highway 70-Bypass                         Dickson                 TN        37055
  163      Econo Lodge                           962 Riverview Road                        Rock Hill               SC        29730
  164      Edgemont Plaza                        3071-3167 Provo Canyon Rd/3060 North St.  Provo                   UT        84604
  165      Embassy Plaza                         6050-6140 Lankershim Blvd                 North Hollywood         CA        91606
  166      Evergreen Ridge Apartments            3815 Susan Drive                          San Bruno               CA        94066
  167      Farnham Park Office Building          7887 San Felipe                           Houston                 TX        77063
  168      Forest Park Apartment                 303 Des Plaines and 7456 Washington       Forest Park             IL        60130
  169      Fossil Hill Apartments                5700 N. Beach Street                      Haltom City             TX        76137
  170      Gannon Place Apartments               3839 Gannon Lane                          Dallas                  TX        75237
  171      Garden View                           16200 West Nine Mile Road                 Southfield              MI        48075
  172      Gardens Apartments                    1420 17th Street SE                       Auburn                  WA        98002
  173      Gardenwood Apartments                 1400 Gardenia St.                         San Antonio             TX        78201
  174      Garfield Villas & Hillcrest Apts.     5150-5220 East 88th Street                Garfield Heights        OH        44125
  175      Goff Building                         321 West Main Street                      Clarksburg              WV        26301
  176      Hampton Inn - Greensboro              7803 National Service Road                Greensboro              NC        27409
  177      Hampton Inn - Newnan                  50 Hampton Way                            Newnan                  GA        30265
  178      Hampton Inn Peachtree                 300 Westpark Drive                        Peachtree City          GA        30269
  179      Harvey's Racquet Club Apts            3301 Hudnall Street                       Dallas                  TX        75235
  180      Hillview Apartments                   200 Shalimar Drive                        Glascow                 KY        42141
  181      Holiday Inn - Brainerd                2025 South 6th Street                     Brainerd                MN        56401
  182      Holiday Inn Express - Arlington       2451 Randoll Mill Road                    Arlington               TX        76011
  183      Holiday Inn Express - Brentwood       8820 Brentwood Blvd.                      Brentwood               CA        94513
  184      Holiday Inn Express - Brownsburg      31 Maplehurst Drive                       Brownsburg              IN        46112
  185      Holiday Inn Express - Columbia        1554 Bear Creek Pike                      Columbia                TN        38401
  186      Holiday Inn Express - Edinburg        1806 S Closner Blvd                       Edinburg                TX        78539
  187      Holiday Inn Express - Goose Creek     103 Redbank Road                          Goose Creek             SC        29445
  188      Holmes Center Office Building         3251 W. 6th Street                        Los Angeles             CA        90020
  189      Horizon Court Office Building         7450 Horizon Drive                        Columbus                OH        48235
  190      Howard Johnson San Mateo              2110 South El Camino Real                 San Mateo               CA        94403
  191      Hub Apartments                        3136 Hudnall                              Dallas                  TX        75235
  192      KAR Printing Building                 13930 NW 60th Avenue                      Miami Lakes             FL        33014
  193      La Costa Apartments                   4303 Mariposa Drive                       Irving                  TX        75038
  194      Lackawanna Station Shopping Plaza     One Lackawanna Plaza                      Montclair               NJ        07042
  195      Lake Forest Business Park             22512 Aspen St,/23901 Remme Ridge         Lake Forest             CA        92630
  196      Lake Shore Park Apartments            Lake Shore Drive                          Watervliet              NY        12189
  197      Lancaster East Shopping Center        East Lancaster & Edgewood                 Fort Worth              TX        76112
  198      Lawrence Shopping Center              2495 U.S. Route 1                         Lawrenceville           NJ        08648


                                                         REMAINING
CONTROL     CUT-OFF DATE      MONTHLY         GROSS      ----------   MATURITY/ARD   GROUND       BALLOON/ARD/
 NUMBER        BALANCE        PAYMENT         RATE       TERM AMORT       DATE        LEASE     FULLY AMORTIZING
----------------------------------------------------------------------------------------------------------------
  147      13,589,232.59     96,191.64       7.580         78  354     09/01/2004      No            Balloon
  148       4,381,410.55     29,683.87       7.060        118  358     01/01/2008      No            Balloon
  149       2,495,220.54     17,196.60       7.230        118  358     01/01/2008      No            Balloon
  150       4,381,549.50     31,918.32       7.880        114  354     09/01/2007      No            Balloon
  151       2,990,545.17     21,636.56       7.400        117  321     12/01/2007      No            Balloon
  152       2,693,447.29     19,229.41       7.580        117  357     12/01/2007      No            Balloon
  153       1,491,461.90     12,118.41       7.430        237  237     12/01/2017      No       Fully Amortizing
  154       3,386,749.97     24,098.88       7.530        115  355     10/01/2007      No            Balloon
  155       1,739,206.15     16,247.38       9.310        236  236     11/01/2017      No       Fully Amortizing
  156       1,472,578.56     13,016.58       8.560        237  237     12/01/2017      No       Fully Amortizing
  157       1,694,592.12     14,806.84       8.550        238  238     01/01/2018      No       Fully Amortizing
  158       1,789,084.14     16,183.49       8.990        236  236     11/01/2017      No       Fully Amortizing
  159         997,132.35      9,236.58       9.370        238  238     01/01/2018      No       Fully Amortizing
  160       8,785,813.87     59,138.81       7.100        118  358     01/01/2008      No            Balloon
  161       3,239,282.90     23,440.80       7.820        115  355     10/01/2007      No            HyperAm
  163       2,087,047.40     19,496.85       9.310        236  236     11/01/2017      No       Fully Amortizing
  164       1,844,324.65     13,167.88       7.320        117  327     12/01/2007      No            Balloon
  165       5,380,043.59     40,946.06       8.000        176  326     11/01/2012      No            Balloon
  166      14,263,427.09     98,770.86       7.270        177  357     12/01/2012      No            Balloon
  167       1,413,680.42     11,221.71       8.160        116  296     11/01/2007      No            Balloon
  168       3,593,126.90     24,787.95       7.240        118  358     01/01/2008      No            Balloon
  169       6,487,282.14     43,951.06       7.060         82  358     01/01/2005      No            Balloon
  170       4,072,221.04     28,121.18       7.250        118  358     01/01/2008      No            Balloon
  171       2,401,202.27     17,980.45       7.500        117  297     12/01/2007      No            Balloon
  172       2,595,125.59     18,145.37       7.375        118  358     01/01/2008      No            Balloon
  173       1,197,730.54      8,320.72       7.310        118  358     01/01/2008      No            Balloon
  174       1,914,568.32     13,794.94       7.780        116  356     11/01/2007      No            Balloon
  175       1,970,006.98     16,270.49       8.870        174  306     08/01/2012      No            Balloon
  176       4,430,539.87     33,816.90       7.820        116  296     11/01/2007      No            HyperAm
  177       3,744,081.85     33,283.77       8.700        114  234     09/01/2007      No            Balloon
  178       2,467,089.43     23,189.12       9.430        231  231     06/01/2017      No       Fully Amortizing
  179       6,262,958.36     49,619.09       8.470         75  315     06/01/2004      No            Balloon
  180         997,589.16      7,154.16       7.625        117  357     12/01/2007      No            Balloon
  181       3,542,197.24     30,167.76       8.100        239  239     02/01/2018      No       Fully Amortizing
  182       2,586,576.02     22,432.20       8.300        237  237     12/01/2017      No       Fully Amortizing
  183       1,741,165.32     15,323.47       8.500        237  237     12/01/2017      No       Fully Amortizing
  184       2,600,558.83     22,716.44       8.420        238  238     01/01/2018      No       Fully Amortizing
  185       1,691,818.47     14,763.76       8.510        237  237     12/01/2017      No       Fully Amortizing
  186       1,760,938.03     15,356.26       8.375        237  237     12/01/2017      No       Fully Amortizing
  187       1,542,497.79     13,949.20       8.875        237  237     12/01/2017      No       Fully Amortizing
  188       2,327,142.98     16,575.54       7.570        119  359     02/01/2008      No            Balloon
  189      11,938,392.28     94,453.69       8.230        115  295     10/01/2007      No            Balloon
  190       2,285,715.37     20,398.78       8.800        236  236     11/01/2017      No       Fully Amortizing
  191       6,932,926.25     54,926.99       8.470         75  315     06/01/2004      No            Balloon
  192       1,572,489.25     12,053.50       7.790        299  299     02/01/2023      No       Fully Amortizing
  193       2,890,408.48     20,431.17       7.470        116  356     11/01/2007      No            Balloon
  194      10,386,646.32     69,247.90       6.910        119  359     02/01/2008      No            Balloon
  195       6,373,853.73     47,005.56       8.010        114  354     09/01/2007      No            Balloon
  196       8,257,688.50     59,118.45       7.690        113  353     08/01/2007      No            Balloon
  197       1,594,667.56     12,032.79       7.700        117  297     12/01/2007      No            Balloon
  198      13,898,025.04    109,822.28       8.190        113  293     08/01/2007      No            Balloon



CONTROL      SERVICING          MORTGAGE                                                      INTEREST                CROSS
 NUMBER      FEES (1)          LOAN SELLER    SUBSERVICER                 DEFEASANCE          ACCRUAL               DEFAULTED
------------------------------------------------------------------------------------------------------------------------------------
  147          0.095              MLMC        First Union                                      30/360
  148          0.095              MLMC        First Union                                    Actual/360
  149          0.095              MLMC        L.J. Melody                                    Actual/360
  150          0.095              MLMC        First Union                                      30/360
  151          0.095              MLMC        First Union                                    Actual/360
  152          0.095              MLMC        L.J. Melody                                    Actual/360
  153          0.095              MLMC        First Union                                    Actual/360
  154          0.095              MLMC        First Union                                    Actual/360
  155          0.095              MLMC        First Union                                    Actual/360
  156          0.125              MLMC        MLCC                                           Actual/360
  157          0.125              MLMC        MLCC                                             30/360
  158          0.095              MLMC        First Union                                      30/360
  159          0.125              MLMC        MLCC                                             30/360
  160          0.095              MLMC        L.J. Melody                                      30/360
  161          0.090              MLMC        GCAM                                           Actual/360
  163          0.095              MLMC        First Union                                    Actual/360
  164          0.095              MLMC        Robert C. Wilson                               Actual/360
  165          0.095              MLMC        First Union                                    Actual/360
  166          0.095              MLMC        First Union                                    Actual/360
  167          0.095              MLMC        First Union                                    Actual/360
  168          0.095              MLMC        First Union                                    Actual/360
  169          0.095              MLMC        L.J. Melody                                    Actual/360
  170          0.095              MLMC        First Union                                    Actual/360
  171          0.125              MLMC        MLCC                                           Actual/360
  172          0.095              MLMC        L.J. Melody                                    Actual/360
  173          0.095              MLMC        First Union                                    Actual/360
  174          0.245              MLMC        Arbor                                          Actual/360
  175          0.095              MLMC        First Union                                      30/360
  176          0.090              MLMC        GCAM                                             30/360
  177          0.090              MLMC        GCAM                                             30/360
  178          0.090              MLMC        GCAM                                             30/360
  179          0.095              MLMC        Robert C. Wilson                                 30/360           Cntrl #'s 191, 216
  180          0.095              MLMC        First Union                                    Actual/360
  181          0.095              MLMC        First Union                                    Actual/360
  182          0.095              MLMC        First Union                                    Actual/360
  183          0.095              MLMC        First Union                                    Actual/360
  184          0.125              MLMC        MLCC                                           Actual/360
  185          0.095              MLMC        First Union                                      30/360
  186          0.095              MLMC        First Union                                    Actual/360
  187          0.095              MLMC        First Union                                    Actual/360
  188          0.095              MLMC        First Union                                    Actual/360
  189          0.095              MLMC        First Union                                      30/360
  190          0.095              MLMC        First Union                                      30/360
  191          0.095              MLMC        Robert C. Wilson                                 30/360         Cntrl #'s T121179, 216
  192          0.095              MLMC        L.J. Melody                                    Actual/360
  193          0.095              MLMC        First Union                                    Actual/360
  194          0.095              MLMC        First Union                                    Actual/360
  195          0.095              MLMC        First Union                                      30/360
  196          0.095              MLMC        First Union                                      30/360
  197          0.095              MLMC        L.J. Melody                                      30/360
  198          0.095              MLMC        First Union                                      30/360


                                                              ML Only

CONTROL
 NUMBER      PROPERTY NAME                           ADDRESS                                    CITY            STATE      ZIP CODE
------------------------------------------------------------------------------------------------------------------------------------
  199        Learwood Square Shopping Center         Lear/Nagel and Walker Roads                Avon Lake         OH        44012
  200        Little Saigon Plaza II                  9842 Bolsa Ave.                            Westminster       CA        92683
  201        Madison Parke Apartments                10501 Steppington Drive                    Dallas            TX        75230
  202        Martin Plaza                            2420 Martin Blvd                           Fairfield         CA        94533
  203        Meadow Oaks Apartments                  7770 Meadow Road                           Dallas            TX        75231
  204        Meadows Centre                          8230-8350 West 80 Blvd.                    Arvada            CO        80005
  205        Mesa Tech Industrial/R&D Building       10540 Heater Court                         San Diego         CA        92121
  206        Metric Place                            1921 Cedar Bend Drive                      Austin            TX        78758
  207        Michael's Aurora Plaza                  15151 East Mississippi Avenue              Aurora            CO        80012
  208        Mission Bell Plaza                      453-593 W. Los Angeles Avenue              Moorpark          CA        93021
  209        Modesto Ramada Inn                      2001 West Orangeburg Avenue                Modesto           CA        95350
  210        Monroe Town Center                      337 Applegarth Road                        Cranbury          NJ        08520
  211        Newport Landing Apartments              10850 Kingsley Road                        Dallas            TX        75238
  212        Northwood Hills Apartments              13980 Peyton Dr.                           Dallas            TX        75240
  213        Office Court at St Michael's            460 St. Michael's Drive                    Santa Fe          NM        87505
  214        Office Max                              7610 S Kentucky                            Oklahoma City     OK        73159
  215        Oliver Corners Shopping Center          Hesperian Blvd & West                      Hayward           CA        94545
  216        Park Apartments                         5414 Cedar Springs Road                    Dallas            TX        75235
  217        Park Place Apartments                   9303 Woodfair                              Houston           TX        77036
  218        Parkway Plaza Shopping Center           3115 Parker Road & Independence Parkway    Plano             TX        75023
  219        PoPolo Village                          4444 FM 1960                               Houston           TX        77068
  220        Portsmouth Industrial Park              124, 300 and 350 Heritage Ave.             Portsmouth        NH        03801
  221        Radford Place Condominiums              3922 Evergreen                             Irving            TX        75061
  222        Regency Manor Apartments                2075 Regency Road                          Lexington         KY        40503
  223        Regency Park Apartments                 4770 North 7th Street                      Phoenix           AZ        85014
  224        Ridge Landing Apartments                919 Corder Road                            Warner Robbins    GA        31088
  225        Ridglea West Shopping Center            6550 Camp Bowie Blvd.                      Fort Worth        TX        76116
  226        River Manor Apartments                  200 Colorado Avenue                        Parachute         CO        81635
  227        Roadway Inn - Killeen                   517 W. Veterans Memorial Blvd              Killeen           TX        76541
  228        Rowesix Office Building                 4224 Sixth Avenue                          Lacey             WA        98509
  229        Salem Manor                             124 York Street                            Salem             NJ        08079
  230        Savannah Heights Apartments             2600 Arroyo Avenue                         Dallas            TX        75219
  231        Serrano Highlands Apartments            25421 Alta Loma                            Lake Forest       CA        92630
  232        Shamrock East Apartments                736 East Foster Avenue                     State College     PA        16801
  233        Sheraton Bangor International Airport   308 Godfrey Boulevard                      Bangor            ME        04401
  234        Sherwood 70 Associates                  155 West 70th Street                       New York          NY        10023
  235        Snider Plaza                            6801 Hillcrest & 6730 Snider Pl            University Park   TX        75205
  236        South Oak & Taylor Oak Apts.            165 S. Oak Park & 415 South Taylor         Oak Park          IL        60302
  237        Southgate Shopping Center               Highway 79 and 21st Street                 Heath             OH        43056
  238        Spring Lake Apartments                  8800 Hammerly Blvd                         Houston           TX        77080
  239        Spring Lake Lakehomes                   2217 Hollister                             Houston           TX        77080
  240        Spring Village Apartments               601 Poplar Street                          Sharon Hill       PA        19079
  241        Sterling Pointe Apartments              6001 Oakland Hills Drive                   Fort Worth        TX        76112
  242        Summerfield Villas                      8852 E. Bellevue                           Scottsdale        AZ        85257
  243        Summit South                            300 Centerville Road                       Warwick           RI        02866
  244        Tanglewod Apartments                    11185 Magnolia Avenue                      Riverside         CA        92505
  245        Vallejo Ramada Inn                      1000 Admiral Callaghan Lane                Vallejo           CA        94591
  246        Valley View Apartments (Chud)           Vermont View Drive                         Colonie           NY        12189
  247        Valley View Apartments                  7700-7736 Greenview Terrace                Baltimore         MD        21204
  248        Villa Verde Apartments                  4200 - 4260 West First Street              Santa Ana         CA        92704
  249        Village at Collin Creek                 601 - 641 Plano Parkway                    Plano             TX        75075


                                                        REMAINING
CONTROL      CUT-OFF DATE      MONTHLY       GROSS     ------------   MATURITY/ARD   GROUND      BALLOON/ARD/
 NUMBER        BALANCE         PAYMENT       RATE      TERM   AMORT       DATE        LEASE    FULLY AMORTIZING
---------------------------------------------------------------------------------------------------------------
  199        3,390,166.45     24,170.33     7.670      116     356     11/01/2007      No          HyperAm
  200        4,689,498.95     34,625.51     7.630      118     322     01/01/2008      No          Balloon
  201        1,397,502.20     10,137.48     7.750      118     358     01/01/2008      No          Balloon
  202        2,685,775.46     20,964.40     8.070       55     295     10/01/2002      No          Balloon
  203          748,661.90      5,430.79     7.750      118     358     01/01/2008      No          Balloon
  204        4,187,008.02     30,783.56     7.875      116     356     11/01/2007      No          Balloon
  205        2,840,589.49     20,098.76     7.480      116     356     11/01/2007      No          Balloon
  206        1,930,968.03     16,055.17     8.830      115     295     10/01/2007      No          Balloon
  207        6,777,509.53     47,907.57     7.470      116     356     11/01/2007      No          Balloon
  208        8,423,864.19     64,005.19     8.330      114     354     09/01/2007      No          HyperAm
  209        2,690,878.99     24,490.04     9.010      113     233     08/01/2007      No          HyperAm
  210        3,443,820.57     24,908.87     7.720      118     358     01/01/2008      No          Balloon
  211        2,475,271.60     17,093.27     7.250      118     358     01/01/2008      No          Balloon
  212        3,748,825.26     26,700.89     7.340      117     321     12/01/2007      No          Balloon
  213        4,753,340.15     34,298.79     7.810      118     358     01/01/2008      No          Balloon
  214        1,796,625.40     12,562.18     7.375      118     358     01/01/2008      No          HyperAm
  215        7,727,996.04     55,629.10     7.770      116     356     11/01/2007      No          Balloon
  216        3,761,745.18     29,802.91     8.470       75     315     06/01/2004      No          Balloon
  217        2,909,404.44     19,990.91     7.200      118     358     01/01/2008      No          Balloon
  218        1,790,668.76     14,096.01     8.170       79     295     10/01/2004      No          Balloon
  219        3,267,850.83     23,191.51     7.630      117     357     12/01/2007      No          Balloon
  220        2,649,593.60     21,810.70     7.625      118     238     01/01/2008      No          Balloon
  221          938,207.78      6,478.90     7.250      118     358     01/01/2008      No          Balloon
  222        1,197,046.35      8,480.13     7.500      177     357     12/01/2012      No          Balloon
  223        8,783,753.30     62,118.96     7.490      118     358     01/01/2008      No          Balloon
  224        1,616,893.56     12,504.63     7.830      114     294     09/01/2007      No          Balloon
  225        1,555,030.09     12,019.67     7.980      117     297     12/01/2007      No          Balloon
  226        4,007,472.78     28,020.64     7.375      118     358     01/01/2008      No          Balloon
  227        1,081,105.78      9,499.29     8.500      238     238     01/01/2018      No      Fully Amortizing
  228        3,815,922.42     27,619.70     7.720      117     357     12/01/2007      No          Balloon
  229        1,990,346.17     15,026.33     7.580      116     296     11/01/2007      No          Balloon
  230        1,832,842.39     13,054.60     7.540      115     355     10/01/2007      No          Balloon
  231       12,465,157.89     89,392.22     7.030      118     298     01/01/2008      No          Balloon
  232        1,425,416.96     10,264.59     7.660      116     356     11/01/2007      No          Balloon
  233        3,089,850.80     26,550.40     8.320      238     238     01/01/2018      Yes     Fully Amortizing
  234        2,193,155.40     16,070.33     7.840      116     356     11/01/2007      No          Balloon
  235        1,195,770.66      9,152.62     7.750      117     297     12/01/2007      No          Balloon
  236        1,896,396.97     13,148.18     7.290      118     358     01/01/2008      No          Balloon
  237       10,958,660.08     79,508.79     7.730      115     355     10/01/2007      No          Balloon
  238        3,371,455.91     23,509.65     7.340      117     357     12/01/2007      No          Balloon
  239        2,334,172.92     16,422.16     7.430      117     357     12/01/2007      No          Balloon
  240        2,491,116.42     17,962.16     7.780      115     355     10/01/2007      No          Balloon
  241        2,794,690.26     19,376.27     7.290      118     358     01/01/2008      No          Balloon
  242        3,810,088.89     26,145.39     7.180      117     357     12/01/2007      No          Balloon
  243        3,241,581.18     24,546.81     7.640      142     298     01/01/2010      No          Balloon
  244        1,397,285.01      9,528.85     7.125      118     358     01/01/2008      No          Balloon
  245        2,146,767.41     19,538.01     9.010      113     233     08/01/2007      No          HyperAm
  246       10,247,492.97     73,363.86     7.690      113     353     08/01/2007      No          Balloon
  247        7,660,004.07     58,010.00     8.280      112     352     07/01/2007      No          Balloon
  248        8,039,797.98     56,537.17     7.520       55     355     10/01/2002      No          Balloon
  249        7,890,268.98     55,814.35     7.500      119     359     02/01/2008      No          Balloon



CONTROL    SERVICING      MORTGAGE                                           INTEREST           CROSS
 NUMBER     FEES (1)     LOAN SELLER  SUBSERVICER          DEFEASANCE         ACCRUAL         DEFAULTED
------------------------------------------------------------------------------------------------------------
  199        0.090         MLMC       GCAM                                  Actual/360
  200        0.095         MLMC       First Union                           Actual/360
  201        0.125         MLMC       MLCC                    Yes           Actual/360
  202        0.095         MLMC       First Union                             30/360
  203        0.125         MLMC       MLCC                    Yes           Actual/360
  204        0.095         MLMC       First Union                           Actual/360
  205        0.095         MLMC       L.J. Melody                           Actual/360
  206        0.095         MLMC       First Union                             30/360
  207        0.095         MLMC       First Union                           Actual/360
  208        0.095         MLMC       First Union                             30/360
  209        0.095         MLMC       First Union                             30/360
  210        0.095         MLMC       L.J. Melody                           Actual/360
  211        0.095         MLMC       First Union                           Actual/360
  212        0.095         MLMC       L.J. Melody                             30/360
  213        0.095         MLMC       First Union                             30/360
  214        0.095         MLMC       First Union                           Actual/360
  215        0.095         MLMC       First Union                             30/360
  216        0.095         MLMC       Robert C. Wilson                        30/360       Cntrl #'s 179, 191
  217        0.095         MLMC       L.J. Melody                           Actual/360
  218        0.095         MLMC       First Union                             30/360
  219        0.095         MLMC       L.J. Melody                             30/360
  220        0.125         MLMC       MLCC                                  Actual/360
  221        0.095         MLMC       First Union                           Actual/360
  222        0.095         MLMC       First Union                           Actual/360
  223        0.095         MLMC       First Union                           Actual/360
  224        0.095         MLMC       First Union                           Actual/360
  225        0.095         MLMC       First Union                             30/360
  226        0.095         MLMC       First Union                           Actual/360
  227        0.095         MLMC       First Union                           Actual/360
  228        0.095         MLMC       First Union                           Actual/360
  229        0.095         MLMC       First Union                           Actual/360
  230        0.095         MLMC       First Union                           Actual/360
  231        0.095         MLMC       First Union                           Actual/360
  232        0.125         MLMC       MLCC                                  Actual/360
  233        0.125         MLMC       MLCC                                    30/360
  234        0.095         MLMC       First Union                           Actual/360
  235        0.095         MLMC       L.J. Melody                           Actual/360
  236        0.095         MLMC       First Union                           Actual/360
  237        0.095         MLMC       First Union             Yes           Actual/360
  238        0.095         MLMC       First Union                           Actual/360
  239        0.095         MLMC       First Union                           Actual/360
  240        0.095         MLMC       First Union                             30/360
  241        0.095         MLMC       First Union                           Actual/360
  242        0.125         MLMC       MLCC                                  Actual/360
  243        0.125         MLMC       MLCC                                  Actual/360
  244        0.095         MLMC       First Union                           Actual/360
  245        0.095         MLMC       First Union                             30/360
  246        0.095         MLMC       First Union                             30/360
  247        0.095         MLMC       First Union                             30/360
  248        0.095         MLMC       Robert C. Wilson                        30/360
  249        0.095         MLMC       L.J. Melody                           Actual/360


                                                              ML Only

CONTROL
 NUMBER     PROPERTY NAME                              ADDRESS                              CITY                 STATE      ZIP CODE
------------------------------------------------------------------------------------------------------------------------------------
  250       Village Green Apartments III/IV            W180 N8526 Town Hall Rd              Menomonee             WI         53051
  251       Village Shopping Center                    2700 Anderson Lane                   Austin                TX         78757
  252       Villas of Josey Ranch                      2050 Keller Springs Rd.              Carrollton            TX         75006
  253       Virginia Village Apartments                4904 Fran Place                      Alexandria            VA         22312
  254       Westbury Square Office/Retail Center       2301 West Park Row                   Arlington             TX         76013
  255       Westchester Manor                          107 Westchester Circle               Athens                GA         30606
  256       Wickes Headquarters                        706 N. Deerpath Road                 Vernon Hills          IL         60061
  257       Williamstown Apartments                    3242 Norwalk Avenue                  Dallas                TX         75220
  258       Willowick & Willow Creek Apts              430-502 Southwest Parkway            College Station       TX         77840
  259       Windfern Meadows Apartments                12919 Windfern                       Houston               TX         77064
  260       Windjammer Cove Apartments                 79 Shaw Street                       Braintree             MA         02184
  261       Woodridge Apartments                       2699 Ridge Road East                 Irondequoit           NY         14622


                                                     REMAINING
CONTROL     CUT-OFF DATE    MONTHLY       GROSS     ------------    MATURITY/ARD   GROUND      BALLOON/ARD/
 NUMBER       BALANCE       PAYMENT       RATE      TERM   AMORT        DATE        LEASE    FULLY AMORTIZING
-------------------------------------------------------------------------------------------------------------
  250       1,796,568.11   12,406.40      7.250     178     358      01/01/2013      No           Balloon
  251       5,136,222.35   37,976.08      7.370     118     298      01/01/2008      No           Balloon
  252       6,845,755.37   49,574.73      7.810     113     353      08/01/2007      No           Balloon
  253       9,983,264.80   65,926.91      6.910     118     358      01/01/2008      No           Balloon
  254       2,241,483.86   17,335.37      8.120     116     320      11/01/2007      No           Balloon
  255       2,392,101.63   16,958.73      7.500     116     356      11/01/2007      No           Balloon
  256       5,307,965.38   43,332.31      8.570     112     292      07/01/2007      No           Balloon
  257       1,442,995.74   10,895.39      7.580     116     296      11/01/2007      No           Balloon
  258       5,090,372.50   35,437.79      7.330     118     358      01/01/2008      No           Balloon
  259       4,240,238.56   29,353.69      7.375     117     357      12/01/2007      No           Balloon
  260       2,887,413.45   22,114.38      7.860     296     296      11/01/2022      No      Fully Amortizing
  261       6,674,630.06   48,838.68      7.240     177     297      12/01/2012      No           Balloon



CONTROL   SERVICING      MORTGAGE                                          INTEREST          CROSS
 NUMBER    FEES (1)     LOAN SELLER   SUBSERVICER         DEFEASANCE        ACCRUAL        DEFAULTED
----------------------------------------------------------------------------------------------------
  250       0.095          MLMC       First Union                         Actual/360
  251       0.095          MLMC       First Union                         Actual/360
  252       0.095          MLMC       First Union                           30/360
  253       0.095          MLMC       L.J. Melody                           30/360
  254       0.095          MLMC       Robert C. Wilson                    Actual/360
  255       0.095          MLMC       First Union                         Actual/360
  256       0.095          MLMC       First Union                           30/360
  257       0.095          MLMC       First Union                         Actual/360
  258       0.095          MLMC       L.J. Melody                         Actual/360
  259       0.095          MLMC       First Union                           30/360
  260       0.255          MLMC       Arbor                               Actual/360
  261       0.125          MLMC       MLCC                                Actual/360



(1) Primary and master servicing fee.

                                    EXHIBIT B

                      FORM OF CERTIFICATE OF AN OFFICER OF

                      MERRILL LYNCH MORTGAGE CAPITAL, INC.

     I, ______________________, hereby certify that I am an authorized signatory of Merrill Lynch Mortgage Capital, Inc., a Delaware corporation (the "Seller"), and that, based upon information provided to me by appropriate officers, certify further as follows, to the best of my knowledge:

     1. The representations and warranties of the Seller in the Mortgage Loan Purchase Agreement, dated as of March 1, 1998 (the "MLPA") are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date.

     2. The Seller has, in all material aspects, complied with all the agreements and satisfied all the conditions on its part that are required under the MLPA to be performed or satisfied at or prior to the date hereof.

     IN WITNESS WHEREOF, I have executed this Certificate as of __________,
1998.

                                      MERRILL LYNCH MORTGAGE CAPITAL, INC.

                                      By: __________________________________
                                          Name:
                                          Title: Authorized Signatory

     I, ______________________, a ________________ of the Seller, hereby certify that ______________________ is an authorized signatory of the Seller and that the signature appearing above is his genuine signature.

     IN WITNESS WHEREOF, I have executed this Certificate as of __________,
1998.

                                      By: __________________________________
                                          Name:
                                          Title:

                                    EXHIBIT C

                              FORM OF LEGAL OPINION

     1. The Mortgage Loan Seller is a New York corporation duly organized, validly existing and in good standing under the laws of the State of New York, with full corporate power and authority to own its assets and conduct its business as presently conducted by it, to own the Mortgage Loans, and enter into and perform its obligations under the Mortgage Loan Purchase Agreement.

     2. The Mortgage Loan Purchase Agreement has been duly authorized, executed and delivered by the Mortgage Loan Seller and constitutes the legal, valid and binding obligations of the Mortgage Loan Seller, enforceable against the Mortgage Loan Seller in accordance with the terms of the Mortgage Loan Purchase Agreement, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and except to the extent rights to indemnity and contribution may be limited by applicable law.

     3. The execution and delivery of the Mortgage Loan Purchase Agreement by the Mortgage Loan Seller and the performance of its obligations under the Mortgage Loan Purchase Agreement will not conflict with any provision of any federal or State of New York law or regulation to which the Mortgage Loan Seller is subject, or conflict with, result in a breach of or constitute a default under any of the terms, conditions or provisions of any of the Mortgage Loan Seller's organizational documents, or, to our knowledge, any agreement or instrument to which the Mortgage Loan Seller is a party or by which it is bound, or any order of a federal or State of New York court, regulatory body, administrative agency or government body having jurisdiction over the Mortgage Loan Seller.

     4. There is no action, suit, proceeding or investigation pending or threatened, against the Mortgage Loan Seller in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of the Mortgage Loans or the ability of the Mortgage Loan Seller to carry out the transactions contemplated by this Agreement.

     5. No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Mortgage Loan Seller of or compliance by the Mortgage Loan Seller with the Mortgage Loan Purchase Agreement or the consummation of the transactions contemplated by the Mortgage Loan Purchase Agreement, other than those which have been obtained by the Mortgage Loan Seller.



                                      C-2-1

                 Merrill Lynch Mortgage Investors, Inc. 1998-C2

                                   SCHEDULE I

     (i) Immediately prior to the sale, transfer and assignment of the Mortgage Loans to the Company, the Mortgage Loan Seller had good and marketable title to, and was the sole owner of, each Mortgage Loan;

     (ii) The Mortgage Loan Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan, and none of the Mortgage Note, the Mortgage or any other related loan document prohibits such transfer;

     (iii) Each related Mortgage Note, Mortgage, Assignment of Leases (if any) and other agreement executed in connection with such Mortgage Loan is, a valid and binding obligation of the related Mortgagor (subject to any non-recourse provisions therein and any state anti-deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and any lost note affidavit included in the Mortgage File in lieu of a Mortgage Note does not impair the ability of the holder thereof to enforce the terms of such Mortgage Note;

     (iv) Each related Assignment of Leases, or, if none, the assignment of leases and rents contained in the related Mortgage creates a valid, collateral or first priority assignment of, or a valid first priority security interest in, the right to receive all payments due under the related leases, and no other person owns any interest therein superior to or of equal priority with the interest created under such assignment, subject to applicable bankruptcy, insolvency, reorganization, moratorium, and other laws affecting the enforcement of creditors' rights generally, and by the application of the rules of equity;

     (v) Each related assignment of Mortgage from the Mortgage Loan Seller to the Trustee and any related assignment of Assignment of Leases, if any, and assignment of any other agreement executed in connection with such Mortgage Loan, from the Mortgage Loan Seller to the Trustee constitutes the legal, valid and binding assignment from the Mortgage Loan Seller to the Trustee, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law);

     (vi) Since origination, such Mortgage Loan has not been modified, altered, satisfied, canceled, subordinated or rescinded, except, in each of the foregoing instances, by written instruments that are a part of the related Mortgage File, and, if required, recorded in the applicable public recording office if necessary to maintain the priority of the lien of the related Mortgage and security agreements and delivered to the Company, and no material portion of the related Mortgaged Property has been released from the lien of the related Mortgage, in each case, in any manner which materially and adversely affects the value of the Mortgage Loan or materially interferes with the security intended to be provided by such Mortgage, and, except with respect to those Mortgage Loans listed on Exhibit I-VI attached hereto which permit defeasance and substitution of real property collateral, the terms of the related Mortgage do not provide for release of any portion of the Mortgaged Property from the lien of the Mortgage in any manner which materially and adversely affects the security provided by the Mortgaged Property;

     (vii) Each related Mortgage is a valid first lien on the related Mortgaged Property (subject to the matters described in clause (viii) below), and such Mortgaged Property is free and clear of any mechanics' and materialmen's liens which are prior to or equal with the lien of the related Mortgage, except those which are insured against by a lender's title insurance policy (as described in clause (viii) below);

     (viii) The lien of each related Mortgage as a first priority lien in the outstanding principal amount of such Mortgage Loan (as set forth on the Mortgage Loan Schedule) after all advances of principal is insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, insuring the Mortgage Loan Seller, its successors and assigns, subject only to (a) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations when they become due or materially and adversely affects the value of the Mortgaged Property, and (c) the exclusions and exceptions (general and specific) set forth in such policy, none of which, individually or in the aggregate, materially interferes with the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations when they become due or materially and adversely affects the value of the Mortgaged Property; the original holder of the Mortgage, and/or its successor or assigns, are the sole named insureds under such policy; such policy is assignable to the Company and the Trustee without the consent of or any notification to the insurer, and is now in full force and effect and will remain so upon the consummation of the transactions contemplated by this Agreement; no claims have been made under such policy, the Mortgage Loan Seller has not done anything, by act or omission, and the Mortgage Loan Seller has no knowledge of any matter, which would impair or diminish the coverage of such policy;

     (ix) The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder and the Mortgage Loan Seller covenants that it will not make any future advances under the Mortgage Loan to the related Mortgagor;

     (x) The Mortgage Loan Seller has received no notice of any proceeding pending, nor to the Mortgage Loan Seller's knowledge, threatened, for the total or partial condemnation of all or any material portion of such Mortgaged Property, and, to the Mortgage Loan Seller's knowledge, each related Mortgaged Property is free and clear of any material damage that would affect materially and adversely the value of such Mortgaged Property as security for the Mortgage Loan.

     (xi) Except as indicated on Exhibit I-XI(A) attached hereto, the related Mortgagor has represented to the Mortgagee that, as of the date of origination of such Mortgage Loan, and, to the Mortgage Loan Seller's knowledge, either (a) such Mortgagor and the lessee and/or operator of the related Mortgaged Property was in possession of all material licenses, permits and other authorizations necessary and required by all applicable laws for the conduct of its business and all such licenses, permits and authorizations were valid and in full force and effect, or (b) such Mortgagor uses, operates, occupies and maintains the Mortgaged Property in accordance with all applicable laws and regulations;

     (xii) The Mortgage Loan does not have a shared appreciation feature, other contingent interest feature or (except with respect to those Mortgage Loans listed on Exhibit I-XII attached hereto (the "ARD Loans")) provide for hyper-amortization, a negative amortization feature;

     (xiii) The Mortgage Loan is a whole loan and no other party holds a participation interest in such Mortgage Loan;

     (xiv) The Mortgage Rate (exclusive of any default interest, late charges, prepayment premiums or defeasance deposits) of each Mortgage Loan complied as of the date of origination with, or such Mortgage Loan is exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury; any and all other requirements of any federal, state or local laws, including, without limitation, truth-in-lending, real estate settlement procedures, equal credit opportunity or disclosure laws, applicable to each

Mortgage Loan have been complied with as of the date of origination of such Mortgage Loan;

     (xv) All taxes and governmental assessments which would be a lien on the Property and that prior to the Cut-Off Date became due and owing in respect of each related Mortgaged Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established;

     (xvi) Except as indicated on Exhibit I-XVI attached hereto, all escrow deposits and payments required pursuant to the Mortgage Loan are in the possession, or under the control, of the Mortgage Loan Seller or its agent and all amounts required to be deposited by the Borrower under the Loan Documents as of the date hereof have been deposited and all such escrows and deposits have been conveyed by the Mortgage Loan Seller to the Company and identified as such with appropriate detail;

     (xvii) Except as indicated on Exhibit I-XVII, as of the date of its origination, each related Mortgaged Property is insured by a fire and extended perils insurance policy in an amount not less than the lesser of (A) the outstanding principal balance of the Mortgage Loan and (B) the replacement cost of the related Mortgaged Property, and in all events the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property; with respect to each related Mortgaged Property, the Mortgagor is required to maintain, for Mortgage Loans greater than $1,000,000, business interruption insurance (or loss of rents insurance) and comprehensive general liability insurance in amounts generally required by institutional lenders for similar properties; all premiums on such insurance policies required to be paid as of the date hereof have been paid; such insurance policies require prior notice to the insured and to the Mortgagee of termination or cancellation, and except for as indicated on Exhibit I-XVII, no such notice has been received; each related Mortgage or loan agreement obligates the related Mortgagor to maintain a fire and extended perils insurance and, at such Mortgagor's failure to do so, authorizes the Mortgagee to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from such Mortgagor;

     (xviii) Each Mortgage provides that any insurance proceeds in respect of a casualty, other than business interruption/rental income insurance, and any condemnation awards or insurance proceeds, will be applied either to the repair or restoration of the Mortgaged Property or to the repayment of the outstanding principal balance of the Mortgage Loan;

     (xix) (A) To the Mortgage Loan Seller's knowledge, there is no material default, breach, violation or event of acceleration existing under the related Mortgage or the related Mortgage Note, and no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, and (B) the Mortgage Loan Seller has not waived in writing any material default, breach, violation or event of acceleration of any of the foregoing, and, pursuant to the terms of the related Mortgage or the related Mortgage Note, no person or party other than the holder of such Mortgage Note may declare any event of default or accelerate the related indebtedness under either of such Mortgage or Mortgage Note;

     (xx) No Monthly Payment on such Mortgage Loan has been more than 30 days delinquent from the later of one year prior to the Cut-off Date, the date of origination of such Mortgage Loan or, if applicable, the date of acquisition by the Mortgage Loan Seller of such Mortgage Loan, through the Cut-off Date;

     (xxi) Each related Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, subject to the effects of bankruptcy or other law affecting the right of creditors generally and the application of principles of equity, and there is no exemption available to the Mortgagor which would interfere with such right to foreclose;

     (xxii) Except as indicated on Exhibit I-XXII attached hereto, one or more environmental site assessments were performed by an environmental consulting firm independent of the Mortgage Loan Seller and the Mortgage Loan Seller's affiliates with respect to related Mortgaged Property during the 18 month period preceding the closing of the Mortgage Loan and the Mortgage Loan Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessments referred to herein, has no knowledge of any material and adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s);

     (xxiii) Each related Mortgage, Mortgage Note or loan agreement contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without complying with the requirements of the Mortgage or loan agreement, as applicable, the related Mortgaged Property, or any controlling interest therein, is directly or indirectly transferred or sold or is encumbered in connection with subordinate financing (other than any existing subordinate debt);

     (xxiv) Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Internal Revenue Code of 1986, as amended (the "Code"). For this purpose, Section 860G(a)(3) of the Code shall be applied without regard to the rule contained in Treasury Regulations Section 1.860G-2(f)(2) which treats a defective mortgage loan as a "qualified mortgage" under certain circumstances. Accordingly, the Mortgage Loan Seller represents and warrants that each Mortgage Loan is directly secured by a Mortgage on a commercial property or a multifamily residential property, and either (1) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the portion of such commercial or multifamily residential property that consists of an interest in real property and such interest in real property was the only security for such Mortgage Loan as of the Testing Date (as defined below), or (2) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of the Mortgage Loan (a) as of the Testing Date, or (b) as of the Closing Date. For purposes of the previous sentence, (1) the fair market value of the referenced interest in real property shall first be reduced by (a) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (b) a proportionate amount of any lien on such interest in real property that is on a parity with the Mortgage Loan, and (2) the "Testing Date" shall be the date on which the referenced Mortgage Loan was originated unless (a) such Mortgage Loan was modified after the date of its origination in a manner that would cause a "significant modification" of such Mortgage Loan within the meaning of Treasury Regulations Section 1.1001-3(b), and (b) such "significant modification" did not occur at a time when such Mortgage Loan was in default or when default with respect to such Mortgage Loan was reasonably foreseeable. However, if the referenced Mortgage Loan has been subjected to a "significant modification" after the date of its origination and at a time when such Mortgage Loan was not in default or when default with respect to such Mortgage Loan was not reasonably foreseeable, the Testing Date shall be the date upon which the latest such "significant modification" occurred;

     (xxv) As of the Cut-off Date the Mortgage Loan Schedule is true and correct in all material respects;

     (xxvi) Prepayment Premiums and Yield Maintenance Charges payable with respect to the Mortgage Loan, if any, constitute "customary prepayment penalties" within the meaning of Treasury Regulations Section 1.860G-1(b)(2);

     (xxvii) The Mortgage File contains an appraisal of the related Mortgaged Property, which appraisal is signed by a qualified appraiser who, to the Mortgage Loan Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and the appraisal and appraiser both satisfy the requirements of Title XI of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated;

     (xxviii) None of the material improvements which were included for the purposes of determining the appraised value of the related Mortgaged Property at the time of the origination of the Mortgage Loan lies outside of the boundaries and building restriction lines of such property (except Mortgaged Properties which are legal non-conforming uses and/or except for immaterial encroachments off of the Mortgaged Property or where the same is covered by a title insurance endorsement or affirmative title insurance coverage), and no improvements on adjoining properties materially encroach upon such Mortgaged Property, or the requisite title insurance has been obtained with respect to the foregoing;

     (xxix) The related Mortgagor has covenanted in the Mortgage Loan documents to maintain the related Mortgaged Property in compliance with all applicable laws, zoning (including legal non-conforming uses), ordinances rules, covenants and restrictions affecting the construction, occupancy, use and operation of such Mortgaged Property, and the related originator performed the type of due diligence in connection with the origination of such Mortgage Loan customarily performed by prudent institutional commercial and multifamily mortgage lenders with respect to the foregoing matters; the Mortgage Loan Seller has received no notice of any material violation of any applicable laws, zoning ordinances, rules, covenants or restrictions affecting the construction, occupancy, use or operation of such Mortgaged Property;

     (xxx) Except as indicated on Exhibit I-XXX(A), With respect to the Mortgage Loans which as of the Cut-off Date have a principal balance of at least $15 million, the related Mortgagor is an entity which has represented and covenanted in connection with the origination of the Mortgage Loan, or whose organizational documents provide, that so long as the Mortgage Loan is outstanding it will be a single-purpose entity. For this purpose, "single-purpose entity" shall mean a person, other than an individual, which does not engage in any business unrelated to the related Mortgaged Property (which may include multiple Mortgaged Properties owned by the same Borrower and securing only Mortgage Loans conveyed hereunder as listed on Exhibit I-XXX(B)) and its (or their) financing, does not have any material assets other than those related to its interest in such Mortgaged Property (or Mortgaged Properties) or its (or their) financing, or any indebtedness other than as permitted by the related Mortgage or the other documents in the Mortgage Loan File, and such Mortgagor has covenanted under the Mortgage that it will maintain its own books and records separate and apart from any other person, and holds itself out as being a legal entity, separate and apart from any other person;

     (xxxi) The Mortgage Loan complied, in all material respects, with all of the terms, conditions and requirements of the Mortgage Loan Seller's applicable underwriting standards in effect at the time of the origination or acquisition of such Mortgage Loan;

     (xxxii) The Mortgage Loan Seller has no knowledge nor has it received any notice that any Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding;

     (xxxiii) To the best of Mortgage Loan Seller's knowledge, as of the Closing Date, there is no right of rescission, offset, abatement, diminution, defense or counterclaim to the Mortgage Loan (including the defense of usury), nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any rights thereunder, render the Mortgage Note or the Mortgage unenforceable, in whole or in part (excluding provisions relating to default interest, yield maintenance charges, prepayment premiums or defeasance deposits), or subject to any right of rescission, offset, abatement, diminution, valid defense or counterclaim (including the defense of usury or the violation of any applicable disclosure or consumer credit laws), except in any such case as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and no such right of rescission, offset, abatement, diminution, defense or counterclaim has been asserted with respect thereto;

     (xxxiv) In the case of any Mortgage which is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the deed of trust or has been substituted in accordance with applicable law, and no fees or expenses are, or will become, payable to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor or in connection with the release of the Mortgaged Property or related security for the Mortgage Loan following the payment of the Mortgage Loan in full;

     (xxxv) The improvements located on the Mortgaged Property are either not located in a federally designated special flood hazard area designated by the Federal Emergency Management Agency as Zone A or Zone V or the Mortgagor is required to maintain or the Mortgagee maintains, flood insurance with respect to such improvements;

     (xxxvi) If the Mortgaged Property is subject to any leases, the Mortgagor is the owner and holder of the landlord's interest under any leases and the related Mortgage or Assignment of Leases provides for the appointment of a receiver for rents (in accordance with applicable law) or allows the Mortgagee (in accordance with applicable law) to enter into possession to collect rent or provides for rents to be paid directly to Mortgagee;

     (xxxvii) The Mortgage Note is not secured by any collateral that is not being transferred hereunder;

     (xxxviii) Each Mortgage Loan, if any, that is cross-collateralized is cross-collateralized only with one or more other Mortgage Loans being transferred hereunder;

     (xxxix) The origination (or acquisition, as the case may be), servicing and collection practices used with respect to the Mortgage Loan by the Mortgage Loan Seller and, to the Mortgage Loan Seller's knowledge, by any prior holder of the Mortgage Loan, have been in all respects legal, proper and prudent in all material respects and have met customary industry standards;

     (xl) No advance of funds has been made other than pursuant to the loan documents, directly or indirectly, by the Mortgage Loan Seller to the Mortgagor and, except as indicated on Exhibit I-XL attached hereto, to the Mortgage Loan Seller's knowledge, no funds have been received from any person other than the Mortgagor, for or on account of payments due on the Mortgage Note or the Mortgage;

     (xli) UCC Financing Statements have been filed and/or recorded in all places necessary to perfect a valid security interest in all material furniture, fixtures and equipment owned by a Mortgagor and located on each Mortgaged Property and for which perfection is accomplished by the filing of a UCC financing statement, and the mortgages, security agreements, chattel mortgages or equivalent documents related to and delivered in connection with the related Mortgage Loans establish and create a valid and enforceable first lien and first priority security interest on such material furniture, fixtures and equipment except as enforceability may be limited by bankruptcy or other laws affecting creditor's rights generally or by the application of the rules of equity;

     (xlii) Except as indicated on Exhibit I-XLII attached hereto as being subject to subordinate debt secured by a subordinate mortgage encumbering the related Mortgaged Property (the "Subordinate Debt Mortgage Loans"), as of the date of the Prospectus, to the Mortgage Loan Seller's knowledge, the Mortgagor has no indebtedness for borrowed money secured by a mortgage encumbering the Mortgaged Property other than the Mortgage Loan. Except as indicated in Exhibit I-XLII, with respect to the Subordinate Debt Mortgage Loans, the creditor (the "Subordinate Lender") under such secured indebtedness for borrowed money ("Other Debt") of the Mortgagor has entered into a subordination agreement with the Mortgage Loan Seller (or the Mortgage Loan originator) pursuant to which (A) the Subordinate Lender has agreed to fully subordinate the Other Debt to the Mortgage Loan (collectively, the "Senior Debt"), (B) the Subordinate Lender has agreed not to declare a default or exercise any remedies with respect to the Other Debt until the

Senior Debt has been paid in full, and (C) such subordination agreement is assignable to the Company and its successors and assigns and is being assigned hereunder and is part of the Mortgage File;

     (xliii) Based on information obtained from the related Mortgagor at the time of origination, a list of borrowers or groups of affiliated borrowers with multiple Mortgage Loans is attached hereto as Exhibit I-XLIII and, as of the Cut-off Date, the aggregate principal amount of any Mortgage Loan or group of Mortgage Loans made to one borrower or group of affiliated borrowers does not exceed the amount set forth in Exhibit I-XLIII attached hereto;

     (xliv) The Mortgage Loan has an interest rate of at least 6.91% per annum;

     (xlv) The Mortgage Loan is non-recourse to the related Mortgagor (or its principals) except for certain circumstances including fraud, misappropriation, material misrepresentation and other matters expressly set forth in the related Mortgage Loan documents;

     (xlvi) The Mortgage Loan Seller (or Mortgage Loan originator) has inspected or caused to be inspected each related Mortgage Property within twelve months of origination;

     (xlvii) Except as set forth in Schedule II, the Mortgage Loan is not secured in whole or in part by a ground lease; and

     (xlviii) To the Seller's actual knowledge, there are no pending actions, suits or proceedings by or before any court or governmental authority against or affecting the related Mortgagor or Mortgaged Property that, if determined adversely to such Mortgagor, would materially and adversely affect the ability of the Mortgagor to pay principal, interest or any other amount due under such Mortgage Loan.

                                   SCHEDULE II

     For each Mortgage Loan identified on the Mortgage Loan Schedule as a ground lease, the Mortgage Loan Seller hereby represents and warrants:

     (A)(i) the Mortgage Loan is also secured by the related fee interest or
(ii) the ground lease represents a non-essential portion of the Mortgaged Property, and the ground lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by the Mortgagor, or the Mortgagee if the Mortgagee acquires the related Mortgaged Property upon foreclosure, assignment-in-lieu of foreclosure or otherwise) that extends not less than 10 years beyond the stated maturity of the related Mortgage Loan, or

     (B) if the Mortgage Loan is secured by a Mortgage constituting a valid first lien on an unencumbered interest of the Borrower as lessee under a ground lease underlying the related Mortgaged Property, then the Mortgage Loan Seller represents and warrants the following:

     (i) The ground lease (which shall mean such ground lease, all amendments and modifications thereof and any related estoppels or agreements from ground lessor) or a memorandum regarding it has been duly recorded. The ground lease permits the interest of the lessee to be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns in a manner that would adversely affect the security provided by the related Mortgage. There has been no material change in the terms of such ground lease since its recordation, except by written instruments, all of which are included in the related Mortgage File;

     (ii) The lessor under such ground lease has agreed in a writing included in the related Mortgage File that the ground lease may not be amended, modified, canceled or terminated without the prior written consent of the Mortgagee and that any such action without such consent is not binding on the Mortgagee, its successors or assigns, except if an event of default occurs under the Ground Lease and notice is provided to the Mortgagee and such default is curable by the Mortgagee, but remains uncured beyond the applicable cure period;

     (iii) The ground lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by the Mortgagee) that extends not less than 10 years beyond the stated maturity of the related Mortgage Loan;

     (iv) The ground lease is not subject to any liens or encumbrances superior to, or of equal priority with, the

Mortgage (including without limitation, the rights of any fee-mortgage, if any) other than the related ground lessor's related fee interest and any exceptions set forth in the related title insurance policy or opinion of title;

     (v) The ground lease is assignable to the Mortgagee and its assigns without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Closing Date);

     (vi) As of the date of origination of the Mortgage Loan, and to the Mortgage Loan Seller's knowledge as of the Cut-off Date, the ground lease is in full force and effect and no default has occurred, nor is there any existing condition which, but for the passage of time or giving of notice, would result in a default under the terms of the ground lease;

     (vii) The ground lease or ancillary agreement between the lessor and the lessee requires the lessor to give notice of any default by the lessee to the Mortgagee. The ground lease or ancillary agreement further provides that either no notice given is effective or no termination of the lease in connection therewith will be effective against the Mortgagee unless written notice of such default or a copy thereof has been given to the Mortgagee in a manner described in the ground lease or ancillary agreement;

     (viii) The Mortgagee is permitted a reasonable opportunity, which may be concurrent and coterminous with the Mortgagor's rights thereunder (including, where necessary, sufficient time to gain possession of the interest of the lessee under the ground lease through legal proceedings, or to take other action so long as the Mortgagee is proceeding) to cure any default under the ground lease which is curable after the receipt of notice of any default before the lessor may terminate the ground lease;

     (ix) The ground lease does not impose any restrictions on subletting by the Mortgagee that would be viewed as commercially unreasonable by a prudent commercial mortgage lender;

     (x) The ground lease provides that any related insurance proceeds or condemnation award (other than in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the Mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or, in the case of condemnation, assigned to the mortgagee, or in the case of casualty to Tenants, to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest (except in cases where a different allocation would not be viewed as commercially unreasonable by any institutional investor, taking into account the relative duration of the ground lease and the related Mortgage and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such Mortgage Loan);

     (xi) Until the principal balance and accrued interest are paid in full, neither the lessee nor the lessor under the ground lease will have the option to terminate or modify the ground lease without prior written consent of the Mortgagee as a result of any casualty or partial condemnation, except to provide for an abatement of the rent;

     (xii) Upon request, the ground lessor is required to enter into a new lease upon termination of the Ground Lease for any reason, on substantially similar terms and conditions as the old lease, including upon the rejection of the lease in bankruptcy; and

     (xiii) Except as set forth on Exhibit II-XIII attached hereto, the ground lease does not provide for an increase in rental payments.

                                  SCHEDULE III

     With respect to any Mortgage Loan that is secured in whole or in part by a Mortgaged Property which is operated as a residential health care facility (a "Facility"), if any:

     (i) Except as indicated on Exhibit III-I, attached hereto, all governmental licenses, permits, regulatory agreements or other approvals or agreements necessary or desirable for the use and operation of each Facility as intended are held by the related Mortgagor or the operator of the Facility, and are in full force and effect, including, without limitation, a valid Certificate of Need ("CON") or similar certificate, license, or approval issued by the applicable department of health for the requisite number of beds, and approved provider status in any approved provider payment program (collectively, the "Licenses");

     (ii) The Licenses (a) may not be, and have not been, transferred to any location other than the Facility; (b) have not been pledged as collateral security for any other loan or indebtedness; and (c) are held free from restrictions or known conflicts which would materially impair the use or operation of the Facility as intended, and are not provisional, probationary or restricted in any way.

     (iii) As of the Cut-off Date and to Mortgage Loan Seller's knowledge, without inquiry, as of the Cut-off Date, the Facility has not received a "Level A" (or equivalent) violation which has not been cured to the satisfaction of the applicable governmental agency, and no statement of charges or deficiencies has been made or penalty enforcement action has been undertaken against the Facility, its operator or the Mortgagor or against any officer, director or stockholder of such operator or the Mortgagor by any governmental agency during the last three calendar years, and there have been no violations over the past three years which have threatened the Facility's, the operator's or the Mortgagor's certification for participation in Medicare or Medicaid or the other third-party payors' programs.

                                  MLMI 1998-C2
                                   Exhibit VI
                                  Merrill Lynch


Control                                                                     Original          Cut-Off Date
 Number     Property Name                         Property Type            Loan Amount          Balance           Defeasance
-------     -------------                         -------------            -----------        ------------        ----------

  125       Cambridge Park Apts                   Multifamily              $ 3,520,000       $ 3,497,970.15          Yes
  201       Madison Parke Apartments              Multifamily              $ 1,400,000       $ 1,397,502.20          Yes
  203       Meadow Oaks Apartments                Multifamily              $   750,000       $   748,661.90          Yes
  237       Southgate Shopping Center             Anchored Retail          $11,000,000       $10,958,660.08          Yes


                                  MLMI 1998-C2
                                   Exhibit XII
                                  Merrill Lynch


Control                                                                   Original           Cut-Off Date
 Number     Property Name                           Property Type        Loan Amount            Balance            ARD
-------     -------------                           -------------        -----------         ------------          ---

  104       380/400 Woodview Avenue                 Industrial           $ 2,100,000        $ 2,096,001.55        HyperAm
  110       Antioch Ramada Inn                      Hospitality          $ 2,560,000        $ 2,532,591.98        HyperAm
  113       Atrium at Chesterfield                  Office               $13,520,000        $13,485,479.70        HyperAm
  124       Butler Pike Office Building             Office               $ 2,100,000        $ 2,096,076.13        HyperAm
  126       Canyon Crest Shopping Center            Anchored Retail      $19,000,000        $18,964,066.65        HyperAm
  127       Carlsbad Inn                            Hospitality          $ 4,000,000        $ 3,975,001.18        HyperAm
  128       Carlsbad Ramada Inn                     Hospitality          $ 4,020,000        $ 3,976,960.84        HyperAm
  146       Comfort Suites - Stafford               Hospitality          $ 2,000,000        $ 1,990,058.03        HyperAm
  161       Dickson Kroger Shopping Center          Anchored Retail      $ 3,250,000        $ 3,239,282.90        HyperAm
  176       Hampton Inn - Greensboro                Hospitality          $ 4,450,000        $ 4,430,539.87        HyperAm
  199       Learwood Square Shopping Center         Anchored Retail      $ 3,400,000        $ 3,390,166.45        HyperAm
  208       Mission Bell Plaza                      Anchored Retail      $ 8,456,250        $ 8,423,864.19        HyperAm
  209       Modesto Ramada Inn                      Hospitality          $ 2,720,000        $ 2,690,878.99        HyperAm
  214       Office Max                              Anchored Retail      $ 1,800,000        $ 1,796,625.40        HyperAm
  245       Vallejo Ramada Inn                      Hospitality          $ 2,170,000        $ 2,146,767.41        HyperAm


                                  MLMI 1998-C2
                                  Exhibit XXX
                                 Merrill Lynch


 Control                                                        Original           Cut-Off Date
 Number    Property Name            Property Type             Loan Amount            Balance
 -------   -------------            -------------             -----------          ------------

  137      Chelsea Mini Storage      Industrial               $16,200,000        $16,047,887.96


                                  MLMI 1998-C2
                               Exhibit XLIII (A)
                                 Merrill Lynch


  Control                                                                   Original           Cut-Off Date
  Number    Property Name                              Property Type       Loan Amount            Balance
  -------   -------------                              -------------       -----------         ------------

   105    518 Raymond Avenue                           Multifamily        $ 1,023,900.59        $ 1,030,000
   106    524 Raymond Avenue                           Multifamily        $ 1,033,841.40        $ 1,040,000
   110    Antioch Ramada Inn                           Hospitality        $ 2,532,591.98        $ 2,560,000
   112    Arbor Oaks Apartments                        Multifamily        $ 2,992,591.28        $ 3,000,000
   118    Best Western - Pearl                         Hospitality        $ 1,691,212.92        $ 1,700,000
   119    Best Western Anahiem Hills                   Hospitality        $ 2,155,295.52        $ 2,160,000
   128    Carlsbad Ramada Inn                          Hospitality        $ 3,976,960.84        $ 4,020,000
   130    Cedars Apartments                            Multifamily        $ 2,245,651.49        $ 2,250,000
   143    Comfort Inn - Vicksburg                      Hospitality        $ 2,188,628.49        $ 2,200,000
   144    Comfort Inn Jackson                          Hospitality        $ 2,576,612.61        $ 2,590,000
   145    Comfort Inn Ruston                           Hospitality        $ 2,089,145.37        $ 2,100,000
   151    Courts at West University                    Multifamily        $ 2,990,545.17        $ 3,000,000
   155    Days Inn                                     Hospitality        $ 1,739,206.15        $ 1,750,000
   163    Econo Lodge                                  Hospitality        $ 2,087,047.40        $ 2,100,000
   168    Forest Park Apartment                        Multifamily        $ 3,593,126.90        $ 3,600,000
   177    Hampton Inn - Newnan                         Hospitality        $ 3,744,081.85        $ 3,780,000
   178    Hampton Inn Peachtree                        Hospitality        $ 2,467,089.43        $ 2,500,000
   179    Harvey's Racquet Club Apts                   Multifamily        $ 6,262,958.36        $ 6,310,000
   191    Hub Apartments                               Multifamily        $ 6,932,926.25        $ 6,985,000
   196    Lake Shore Park Apartments                   Multifamily        $ 8,257,688.50        $ 8,300,000
   201    Madison Parke Apartments                     Multifamily        $ 1,397,502.20        $ 1,400,000
   203    Meadow Oaks Apartments                       Multifamily        $   748,661.90        $   750,000
   209    Modesto Ramada Inn                           Hospitality        $ 2,690,878.99        $ 2,720,000
   216    Park Apartments                              Multifamily        $ 3,761,745.18        $ 3,790,000
   217    Park Place Apartments                        Multifamily        $ 2,909,404.44        $ 2,915,000
   227    Roadway Inn - Killeen                        Hospitality        $ 1,081,105.78        $ 1,085,000
   233    Sheraton Bangor International Airport        Hospitality        $ 3,089,850.80        $ 3,100,000
   236    South Oak & Taylor Oak Apts.                 Multifamily        $ 1,896,396.97        $ 1,900,000
   238    Spring Lake Apartments                       Multifamily        $ 3,371,455.91        $ 3,380,000
   239    Spring Lake Lakehomes                        Multifamily        $ 2,334,172.92        $ 2,340,000
   245    Vallejo Ramada Inn                           Hospitality        $ 2,146,767.41        $ 2,170,000
   246    Valley View Apartments (Chud)                Multifamily        $10,247,492.97        $10,300,000



 Control
 Number            Affiliation
 -------           -----------

  105              524 Raymond
  106              518 Raymond
  110              SORA - Carlsbad Ramada, Modesto Ramada, Vallejo Ramada
  112              MIP - Courts of West
  118              BM - Comfort Inn Vicksburg, Comfort Inn Jackson, Comfort I
  119              Best Western
  128              SORO - Antioch Ramada, Modesto Ramada, Vallejo Ramada
  130              Park Place Apts
  143              BM - Best Western Pearl, Comfort Inn Jackson, Comfort Inn
  144              BM - Best Western Pearl, Comfort Inn Vicksburg, Comfort In
  145              BM - Best Western Pearl, Comfort Inn Vicksburg, Comfort In
  151              MIP - Arbor Oaks
  155              NATU - Econo Lodge
  163              NATU - Days Inn
  168              Mahone - South Oak & Taylor
  177              Hampton Inn - Peachtree (#45)
  178              Hampton Inn - Newnan (#44)
  179              JF-Hub Apartments and JF-Park Apartment
  191              JF-Harvey's Raquet Club Apartments and JF-The Park Apartme
  196              Chud - Valley View Apartments
  201              ROB - Meadow Oaks Apartments
  203              ROB - Madison Parke Apartments
  209              SORA - Antioch Ramada, Carlsbad Ramada, Vallejo Ramada
  216              JF-Harvey's Raquet Club Apartments and JF-The Hub Apartmen
  217              Cedars Apts
  227              Roadway Inn
  233              Sheraton
  236              Mahone - Forest Park
  238              COP - Spring Lake Lakehomes
  239              COP - Spring Lake Apartments
  245              SORA - Antioch Ramada, Carlsbad Ramada, Modesto Ramada
  246              Chud - Lake Shore Park Apartments

                                  MLMI 1998-C2
                                Exhibit II-XIII
                                  Merrill Lynch


Control                                                                        Original         Cut-Off Date
 Number     Property Name                                  Property Type      Loan Amount         Balance         Leasehold
-------     -------------                                  -------------      -----------       ------------      ---------

  118       Best Western - Pearl                           Hospitality       $1,691,212.92       $1,700,000          Yes
  119       Best Western Anahiem Hills                     Hospitality       $2,155,295.52       $2,160,000          Yes
  233       Sheraton Bangor International Airport          Hospitality       $3,089,850.80       $3,100,000          Yes


                                  MLMI 1998-C2
                                   Schedule II
                                  Merrill Lynch


Control                                                                       Original           Cut-Off Date
 Number     Property Name                               Property Type        Loan Amount            Balance          Leasehold
-------     -------------                               -------------        -----------         ------------        ---------

  118       Best Western - Pearl                        Hospitality        $1,691,212.92          $1,700,000            Yes
  119       Best Western Anahiem Hills                  Hospitality        $2,155,295.52          $2,160,000            Yes
  233       Sheraton Bangor International Airport       Hospitality        $3,089,850.80          $3,100,000            Yes
